UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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OPTIMER PHARMACEUTICALS, INC.
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Optimer Pharmaceuticals, Inc.

10110 Sorrento Valley Road, Suite C

San Diego, CA  92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 9, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Optimer Pharmaceuticals, Inc., a Delaware corporation (the “Company”).  The meeting will be held on Wednesday, May 9, 2012 at 8:00 a.m. Eastern Standard time at Le Parker Meridian Hotel located at 119 West 56th Street, New York, NY, 10019 for the following purposes:

1.                                     To elect the three nominees for director named herein to hold office until the 2015 Annual Meeting of Stockholders.

2.                                     To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012.

3.                                     To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

4.                                     To approve and adopt our 2012 Equity Incentive Plan.

5.                                     To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

6.                                     To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is March 12, 2012.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Pedro Lichtinger
President and Chief Executive Officer

San Diego, California

April 20, 2012

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting to be held on May 9, 2012 — Optimer’s 2012 Proxy Statement, 2011 Summary Annual Report and 2011 Annual Report on Form 10-K are available at http://www.proxyease.com/optimerpharma/2012.

Optimer Pharmaceuticals, Inc.

10110 Sorrento Valley Road, Suite C

San Diego, CA  92121

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Optimer Pharmaceuticals, Inc. (sometimes referred to as the “Company” or “Optimer”) is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 20, 2012 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 12, 2012 will be entitled to vote at the Annual Meeting.  On this record date, there were 46,747,049 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at close of business on March 12, 2012 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other Nominee

If at the close of business on March 12, 2012 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by the organization holding your account.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•                  Election of the three nominees for director named herein to hold office until the 2015 Annual Meeting of Stockholders;

•                  Ratification of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012;

•                  Advisory approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules;

•                  To approve and adopt our 2012 Equity Incentive Plan; and

•                  To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” each of the nominees to the Board of Directors named herein or you may “Withhold” your vote for any nominee you specify.    For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•      To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•                  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us by 11:59 p.m. PST on the day before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 12, 2012.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For All” of the three nominees for director named herein, “For” the ratification of the selection by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012, “For” the advisory approval of executive compensation, “For” the approval of 2012 Equity Incentive Plan and “For” the approval of the amendment of our charter to increase  the authorized shares of common stock.  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We are paying for the distribution and solicitation of the proxies. As a part of this process, we reimburse brokers, nominees, fiduciaries and other custodians for reasonable fees and expenses in forwarding proxy materials to our stockholders.  In addition to these mailed proxy materials, our directors, employees and Alliance Advisors LLC may also solicit proxies in person, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but Alliance Advisors LLC will be paid approximately $6,000 plus out-of pocket expenses if it solicits proxies on our behalf.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•                  You may submit another properly completed proxy card with a later date to Optimer’s Corporate Secretary at 10110 Sorrento Valley Road, Suite C, San Diego, CA 92121.

•                  You may send a timely written notice that you are revoking your proxy to Optimer’s Corporate Secretary at 10110 Sorrento Valley Road, Suite C, San Diego, CA 92121.

•                  You may attend the Annual Meeting and vote in person.  Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials and/or considered at next year’s Annual Meeting, your proposal must be submitted in writing by December 21, 2012, to Optimer Pharmaceuticals, Inc.; Attn: Corporate Secretary, 10110 Sorrento Valley Road, Suite C, San Diego, CA 92121.  If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so by December 21, 2012.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, “For” and “Withhold” votes and broker non-votes and, with respect to the other proposals, “For” and “Against” votes, abstentions and, if applicable, broker non-votes.  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal except Proposal 5. For Proposal 5, broker non-votes will have the same effect as “Against” votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under applicable rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including advisory stockholder votes on executive compensation.

How many votes are needed to approve each proposal?

•                  For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected.  Only votes “For All” or “Withhold All” or “For All Except” will affect the outcome. Broker non-votes will have no effect.

•                  To be approved, Proposal No. 2, ratification of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012, must receive “For” votes from the holders of a majority of shares present and entitled to vote at the Annual Meeting either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•                  Proposal No. 3, advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present and entitled to vote at the Annual Meeting either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•                  To be approved, Proposal No. 4, the adoption of our 2012 Equity Incentive Plan, must receive “For” votes from the holders of a majority of shares present and entitled to vote at the Annual Meeting either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•                  To be approved, Proposal No. 5, the amendment of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, must receive “For” votes from the holders, either in person or by proxy, of a majority of the outstanding shares present and entitled to vote at the Annual Meeting.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if a majority of the outstanding shares are represented at the meeting in person or by proxy.  At the close of business on the record date, there were 46,747,049 shares outstanding and entitled to vote. Thus, the holders of 23,373,525 shares must be represented in person or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes.  Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term.  Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors.  A director elected by the Board of Directors to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The Board of Directors presently has eight members.  There are three directors in the class whose term of office expires in 2012.  Each of the nominees listed below is currently a director of the Company.   Messrs. Pedro Lichtinger and Peter E. Grebow were previously elected by the stockholders and Dr. Henry A. McKinnell was appointed by the Board of Directors in January 2011.  If elected at the Annual Meeting, each of these nominees would serve until the 2015 Annual Meeting and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.  It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting.   All of our directors attended the 2011 Annual Meeting.  Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.  The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below.  If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Optimer.  Each person nominated for election has agreed to serve if elected.  Our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting and a discussion of the specific experience, qualifications, attributes or skills of each person that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director or that qualify such person to continue as a director, respectively, as of the date of this proxy statement.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2015 ANNUAL MEETING

Pedro Lichtinger

Mr. Lichtinger, 57, has served as our President and Chief Executive Officer and as a member of our Board of Directors since May 2010.  Prior to joining Optimer, Mr. Lichtinger held several key positions with Pfizer, Inc., a pharmaceutical company, from 1995 to 2009, including President of Pfizer’s Global Primary Care Business Unit, in which capacity he oversaw operations in North America, Europe, Korea, and Australia. Prior to this position, he served as Pfizer’s Area President in Europe in which capacity he oversaw all pharmaceutical products including primary care, oncology, specialty and generic.  Prior to this position, he served as Pfizer’s President of Global Animal Health Business, and Regional President, Europe Animal Health.  Before joining Pfizer, Mr. Lichtinger was an executive of Smith Kline Beecham, a pharmaceutical company, last serving as Senior Vice President, Europe Animal Health.  Mr. Lichtinger currently serves on the board of directors of BioTime, Inc., a publicly-traded biotechnology company focused on blood plasma volume expanders and regenerative medicine. Mr. Lichtinger holds an MBA degree from the Wharton School of Business and an Industrial Engineering degree from the National University of Mexico. Mr. Lichtinger’s experience as our President and Chief Executive Officer, as well as his demonstrated leadership in the pharmaceutical field, including development and commercialization activities and his prior senior management experience contribute to our conclusion that he should serve as a director.

Peter E. Grebow, Ph.D.

Dr. Grebow, 65, has served as a director since February 2009 and was appointed as the chairman of the compensation committee in May 2010.  Since March 2011, Dr. Grebow has been employed by P.E. Grebow Consulting, Inc.  Dr. Grebow previously joined Cephalon, Inc., a biopharmaceutical company, where he served as Senior Vice President, Drug Development, Senior Vice President of Business Development, Executive Vice President of Technical Operations, and Executive Vice President of Cephalon Ventures before retiring.  Prior to joining Cephalon, Dr. Grebow served as the Vice President, Drug Development for Rorer Central Research, a division of Rhone-Poulenc Rorer Pharmaceuticals Inc., a pharmaceutical company, from 1986 to 1990.  Dr. Grebow was recently appointed as a Director of Q Holdings, Inc., an emerging biopharmaceutical company that utilizes cell-based technologies to develop new treatments for debilitating diseases of the central nervous system.  Dr. Grebow received his undergraduate degree from Cornell University, a Masters of Science in Chemistry from Rutgers University and a Ph.D. in Physical Biochemistry from the University of California, Santa Barbara. Dr. Grebow’s demonstrated leadership in his field, his knowledge of scientific matters affecting our business and his understanding of our industry contribute to our conclusion that he should serve as a director.

Henry A. McKinnell, Ph.D.

Dr. McKinnell, 69, has served as a director since January 2011 and served as our lead independent director from February 2012 until he was appointed as the Chairman of our Board of Directors in April 2012. Dr. McKinnell served as Chairman of the Board of Pfizer, Inc., a pharmaceutical company, from May 2001 until his retirement in December 2006 and Chief Executive Officer from January 2001 to July 2006. He served as President of Pfizer from May 1999 to May 2001, and as President of Pfizer Pharmaceuticals Group from January 1997 to April 2001. Dr. McKinnell served as Chief Operating Officer of Pfizer from May 1999 to December 2000 and as Executive Vice President from 1992 to 1999. Dr. McKinnell currently serves as lead independent director of Moody’s Corporation. Dr. McKinnell also serves as Chairman of the Board of the Accordia Global Health Foundation. He is Chairman Emeritus of the Connecticut Science Center, and is a member of the Academic Alliance for AIDS Care and Prevention in Africa. He served as director of Pfizer and ExxonMobil Corporation until 2007 and John Wiley & Sons until 2005.  Dr. McKinnell holds a Bachelor’s Degree in business from the University of British Columbia, and M.B.A. and Ph.D. degrees from the Stanford University Graduate School of Business. Dr. McKinnell’s demonstrated leadership in the pharmaceutical field, including development and commercialization activities and his prior senior management experience contribute to our conclusion that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2013 ANNUAL MEETING

Mark Auerbach

Mr. Auerbach, 74, has served as a director and chairman of the audit committee since June 2005. Over the last 19 years, Mr. Auerbach has served as a director for several companies. He currently serves as a director of Ventrus Bioscience, Inc., a development stage specialty pharmaceutical company focused on the development of late-stage prescription drugs for gastrointestinal disorders, specifically, hemorrhoids, anal fissures and fecal incontinence. From January 2006 through March 2010, Mr. Auerbach served as the Chairman of the Board of Directors for Neuro-Hitech, Inc., an early-stage pharmaceutical company which specialized in brain degenerative diseases.  From June 2007 through August 2009, he served as a director for Collexis, a company which develops knowledge management and discovery software. From July 2007 through February 2009, Mr. Auerbach also served as director for RxElite Holdings, Inc., a company which develops, manufactures and markets generic prescription drug products in specialty generic markets. From September 2003 through October 2006, Mr. Auerbach served as Executive Chairman of the Board of Directors for Par Pharmaceutical Companies, Inc., principally a manufacturer and marketer of generic pharmaceuticals and the parent of Par Pharmaceutical, Inc.  From 1993 to 2005, Mr. Auerbach served as Chief Financial Officer of Central Lewmar LLP, a national fine paper distributor.  Mr. Auerbach received a B.S. degree in accounting from Rider University. Mr. Auerbach’s demonstrated leadership in his field, his knowledge of finance and his experience in general business and financing matters contribute to our conclusion that he should serve as a director.

Joseph Y. Chang, Ph.D.

Dr. Chang, 59, has served as a director since November 1998.  Dr. Chang is the Chief Scientific Officer and Executive Vice President of Nu Skin Enterprises Inc., a publicly-traded personal care and nutritional supplement company.  Dr. Chang served as the President of Pharmanex, Nu Skin Enterprises’ nutritional supplement division, from April 2000 to February 2006.  Dr. Chang served as Vice President of Clinical Studies and Pharmacology of Pharmanex from 1997 until April 2000.  From 1994 until 1997, he was the President and Chief Scientific Officer of Binary Therapeutics, Inc., a development-stage company in the biotechnology industry.  From 1981 to 1991, Dr. Chang was a research executive at Wyeth Research, a research-based pharmaceutical products company and formerly known as Wyeth-Ayerst Research, and Rhone Poulenc-Rorer Inc., which is now Sanofi-Aventis.  Dr. Chang received a B.S. degree from Portsmouth University and a Ph.D. degree from the University of London. Dr. Chang’s demonstrated leadership in his field, his knowledge of scientific matters affecting our business and his understanding of our industry contribute to our conclusion that he should serve as a director.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2014 ANNUAL MEETING

Michael N. Chang, Ph.D.

Dr. Chang, 61, has served as a member of our Board of Directors since our inception in November 1998, served as the Chairman of our Board of Directors until April 2012 and, from November 1998 to May 2010, served as our President and Chief Executive Officer. From November 1998 to January 2000, Dr. Chang was the Chief Scientific Officer of Nu Skin Enterprises, Inc., a publicly-traded personal care and nutritional supplement company. Dr. Chang joined Nu Skin Enterprises upon its acquisition of Pharmanex, Inc., a natural healthcare company, which he founded and where he was employed since January 1995 as Senior Vice President, Research and Development and Chief Science Officer.  Before Pharmanex, Dr. Chang worked for 15 years in the pharmaceutical industry, at Merck & Co, Inc., a publicly-traded research-driven pharmaceutical company, Rhone-Poulenc Rorer Inc., which is now Sanofi-Aventis, a publicly-traded pharmaceutical company, and ArQule, Inc., a publicly-traded biotechnology company.  Dr. Chang received a B.S. degree in chemistry from Fu-Jen University in Taiwan, a Ph.D. degree in organic chemistry from Brandeis University and post-doctoral training at the Massachusetts Institute of Technology, or MIT.  Dr. Chang is married to Tessie M. Che, Ph.D., who prior to her retirement in January 2012 was our Chief Operating Officer. Dr. Chang’s demonstrated leadership in his field, his prior senior management experience in our industry and his prior experience as our Chief Executive Officer contributed to our prior conclusions that he should serve as a director. However, due to the views of our Board of Directors regarding Dr. Chang’s actions in his capacity as our representative on the board of directors of Optimer Biopharmaceutical, Inc., our Board of Directors has asked Dr. Chang to resign his directorship at Optimer.

Anthony E. Altig

Mr. Altig, 56, has served as a director since November 2007.  Mr. Altig currently serves as the Chief Financial Officer at Biotix Holdings, Inc., a company that manufactures microbiological consumables.  From December 2004 to June 2007, Mr. Altig served as the Chief Financial Officer of Diversa Corporation (subsequently Verenium Corporation), a publicly-traded company developing specialized industrial enzymes. Prior to joining Diversa, Mr. Altig served as the Chief Financial Officer of Maxim Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, from 2002 to 2004. In addition to these and other corporate positions, Mr. Altig served as a consultant to the biotechnology and technology industry during his tenure at both PricewaterhouseCoopers LLP and KPMG LLP. In addition, Mr. Altig serves as a director and chair of the Audit Committee for

MultiCell Technologies, Inc., a publicly-traded biopharmaceutical company and TearLab Corporation, a publicly-traded health care company focused on evidence-based ophthalmic devices for the diagnosis and treatment of age related eye diseases. Mr. Altig was recently as a Director of Ventrus Biosciences, Inc., a development stage specialty pharmaceutical company focused on the development of late-stage (PH II and PH III) prescription drugs for gastrointestinal disorders, specifically, hemorrhoids, anal fissures and fecal incontinence.  Mr. Altig received a B.B.A. degree from the University of Hawaii. Mr. Altig’s demonstrated leadership in his field, his knowledge of finance and his experience in financing matters contribute to our conclusion that he should serve as a director.

Robert L. Zerbe, M.D.

Dr. Zerbe, 61, has served as a director since December 2009.  Dr. Zerbe currently serves as Chief Executive Officer and President at QuatRx Pharmaceutical Company, a private biopharmaceutical company he co-founded in 2000. Prior to founding QuatRx, Dr. Zerbe served as Senior Vice President of Worldwide Clinical Research and Development at Parke-Davis, a pharmaceutical company, during which time he oversaw the successful development program of Lipitor®, Neurotin®, and other products.  Prior to joining Parke-Davis, he held a variety of research and development positions, including Vice President of Clinical Investigation and Regulatory Affairs at Eli Lilly and Company, a pharmaceutical company, in the U.S. and U.K.  Dr. Zerbe also serves on the board of directors of Aastrom Biosciences, Inc., a clinical development stage company. Dr. Zerbe earned his medical degree at Indiana University and received his post graduate training in internal medicine, endocrinology and neuroendocrinology at Indiana University and the National Institutes of Mental Health. Dr. Zerbe’s demonstrated leadership in his field, his understanding of our industry and his prior senior management experience contribute to our conclusion that he should serve as a director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

Under the listing standards of the Nasdaq Global Select Market (“Nasdaq”), a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions and relationships between each current director and former director who served during 2011, or any of his family members, and Optimer, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that each of our current directors are, and each former director that served during 2011 was, during the portion of 2011 which he served, an independent director within the meaning of the applicable Nasdaq listing standards, except for Mr. Lichtinger, our President and Chief Executive Officer, and Dr. Michael Chang.  Neither Mr. Lichtinger nor Dr. Chang is an independent director by virtue of his employment and consultancy, respectively, with the Company.  Dr. Chang’s consultancy with the Company was subsequently terminated in April 2012. In making this determination, the Board of Directors found that none of the independent directors or nominees for director had a material or other disqualifying relationship with us.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE

Dr. Henry McKinnell is currently the Chairman of the Board of Directors. The Board of Directors believes that Dr. McKinnell is well situated to serve as Chairman of the Board of Directors because of his demonstrated leadership in the pharmaceutical field, including development and commercialization activities, his prior senior management experience, and his past role as the Chairman of the Board of Directors of Pfizer.  Prior to April 2012, Dr. Michael Chang served as the Chairman of the Board of Directors and Dr. McKinnell served as the lead independent director from February 2012 until his appointment as Chairman. Prior to February 2012, Dr. Joseph Chang served as the lead independent director.

The Chairman of the Board of Directors leads all board meetings.  In addition, the Chairman has the following responsibilities: with the Chief Executive Officer, establish the agenda for regular Board of Directors meetings; coordinate with the committee chairs regarding meeting agendas and informational requirements; preside over executive sessions and other meetings of the independent directors; preside over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed; preside over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is presented or discussed; convey any messages from meetings of the non-employee directors to the Chief Executive Officer; be available to discuss with other directors any concerns he or she may have about the Company and its performance and relay these concerns, where appropriate, to the full Board of Directors or the Chief Executive Officer; and be available to be consulted by any of the senior executives of the Company as to any concerns that the executive might have.

Prior to Dr. McKinnell’s appointment as Chairman of the Board of Directors in April 2012, most of the functions of the Chairman were fulfilled by a separate lead independent director.  Dr. Joseph Chang served as our initial lead independent director and Dr. McKinnell was appointed as lead independent director in February 2012. In light of Dr. McKinnell’s status as an independent director, our Board of Directors eliminated the separate lead independent director role in April 2012 in connection with Dr. McKinnell’s appointment as Chairman.

ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT

The entire Board of Directors and each of its committees are involved in overseeing risk associated with the Company. The Board of Directors and the Audit Committee monitor the Company’s credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management, external auditors and other advisors. In its periodic meetings with the external auditors and the independent registered public accounting firm, the Audit Committee discusses the scope and plan for audits and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Board of Directors and the Nominating and Governance Committee monitor the Company’s governance and succession risk by regular review with management and outside advisors. The Board of Directors and the Compensation Committee monitor Chief Executive Officer succession and the Company’s compensation policies and related risks by regular reviews with management and outside advisors.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met ten times during the 2011 fiscal year.  Each Board member attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he served, held during the period for which he was a director or committee member, except for Dr. Michael Chang. Dr. Chang’s inability to attend one Board meeting was due to a family emergency. Had Dr. Chang attended the meeting, he would have attended 82% of the aggregate Board and committee meetings.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Strategy and Science Committee.  The following table provides current membership information and meeting information for the 2011 fiscal year for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance	Strategy and Science
Anthony E. Altig	X		X
Mark Auerbach	X*
Joseph Y. Chang (lead independent director) (1)		X	X*
Michael N. Chang
Peter E. Grebow		X*		X
Henry A. McKinnell(1)			X	X*
Robert L. Zerbe	X	X
Total meetings in fiscal 2011	7	15	2	1

*	Committee Chairperson
(1)	Dr. McKinnell replaced Dr. Chang as the lead independent director in February 2012 until his appointment as Chairman of the Board of Directors in April 2012.

Below is a description of each committee of the Board of Directors.  The Board of Directors has determined that each member of the Audit, Nominating and Corporate Governance and Compensation Committees meets the applicable Nasdaq rules and regulations regarding “independence” and that each such member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and oversees the Company’s corporate accounting and financial reporting process.  For this purpose, the Audit Committee performs several functions.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services  as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and our independent registered public accounting firm the results of the annual audit and the results of the Company’s quarterly financial statements.

Three directors comprise our Audit Committee: Messrs. Auerbach and Altig, and Dr. Zerbe. Mr. Auerbach is the chairman of the Audit Committee.  Our Board of Directors has determined that Messrs. Auerbach and Altig and Dr. Zerbe qualify as independent directors and “audit committee financial experts,” as defined in applicable rules of the Securities and Exchange Commission (“SEC”).  Our Board of Directors made a qualitative assessment of each Audit Committee member’s level of knowledge and experience based on a number of factors, including their formal education and prior work experience.

The Audit Committee has adopted a written charter that is available on the Company’s website at www.optimerpharma.com and met seven times during the fiscal year ended December 31, 2011.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with the Company’s management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent accountants’ independence.  Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report in Form 10-K for the fiscal year ended December 31, 2011.

AUDIT COMMITTEE

Mr. Mark Auerbach

Mr. Anthony E. Altig

Dr. Robert L. Zerbe

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee consists of Drs. Joseph Chang, Grebow and Zerbe. The functions of this committee include, among other things:

•                  evaluating and recommending to our Board of Directors the compensation and other terms of employment of our executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•                  evaluating and recommending to our Board of Directors the type and amount of compensation to be paid or awarded to board members;

•                  evaluating and recommending to our Board of Directors the equity incentive plans, compensation plans and similar programs advisable for us, as well as modification or termination of existing plans and programs;

•                  administering our equity incentive plans;

•                  establishing policies with respect to equity compensation arrangements;

•                  reviewing and approving the terms of any employment agreements, severance arrangements, change-in-control protections and any other compensatory arrangements for our executive officers; and

•                  reviewing and evaluating, at least annually, the performance of the Compensation Committee.

The Compensation Committee has adopted a written charter that is available on the Company’s website at www.optimerpharma.com and met fifteen times during the fiscal year ended December 31, 2011. Dr. Grebow serves as the Chairman of the Compensation Committee.

Our Compensation Committee has the authority to engage the services of outside advisors to provide support and guidance on our compensation program. In 2011, the Compensation Committee retained Radford, an Aon Hewitt Company (“Radford”), as its independent compensation consultant.  Radford reviewed our pay philosophy and peer group to ensure appropriateness, analyzed and recommended  our peer group, assessed our executive compensation program and developed recommendations for base salary, bonus and long-term incentive compensation, assessed our director cash and equity compensation program to ensure alignment with market practices, reviewed the compensation landscape in general with the Compensation Committee highlighting changes and upcoming potential changes and other specific projects as needed such as review of severance and change in control arrangements and assessed of broad-based equity programs below the senior level.

Compensation Committee Interlocks and Insider Participation

During 2011, Drs. Joseph Chang, Grebow and Zerbe, served on our Compensation Committee.  No member of our Compensation Committee has ever been an executive officer or employee of ours.  None of our executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of Directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement.  Based on this review and discussion, the Compensation Committee has recommended that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

COMPENSATION COMMITTEE

Dr. Peter E. Grebow

Dr. Joseph Y. Chang

Dr. Robert L. Zerbe

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors assists the Board in identifying prospective director nominees and recommends to the Board the director nominees for annual meetings of stockholders; recommends members for each Board committee; ensures that the Board is properly constituted to meet its fiduciary obligations to the Company and its stockholders and that the Company follows appropriate governance standards; develops and recommends to the Board governance principles applicable to the Company; and oversees the evaluation of the Board and management.

The Nominating and Corporate Governance Committee uses many sources to identify potential director candidates, including the network of contacts among our directors, officers and other employees, and may engage outside consultants and recruiters in this process. As set forth below under “Stockholder Director Recommendations,” the Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to understand basic financial statements. The Nominating and Corporate Governance Committee will consider all relevant factors, which may include among others the candidate’s experience and accomplishments, the usefulness of such experience to our business, the availability of the candidate to devote sufficient time and attention to Optimer, the candidate’s reputation for integrity and ethics and the candidate’s ability to exercise sound business judgment. In the case of incumbent directors, our Nominating and Corporate Governance Committee reviews each director’s overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such director’s independence. In the case of new director candidates, the committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. In addition, while we do not have a formal policy on diversity, the Nominating and Corporate Committee believes that Board of Directors should represent diverse experience at policy-making levels in business, education and technology, and in areas that are relevant to our business activities. The Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time, and candidates for director are reviewed in the context of the composition of the then current Board of Directors, our requirements and the interests of our stockholders. The Nominating and Corporate Governance Committee recommended the nominations of each of the directors nominated for election at our 2011 Annual Meeting.

The Nominating and Corporate Governance Committee is currently comprised of Drs. Joseph Chang and McKinnell (as of February 2011) and Mr. Altig.  Dr. Chang serves as the Chairperson.  Dr. Grebow served on the Nominating and Corporate Governance Committee until February 2011.  The committee has adopted a written charter which is available on our website at www.optimerpharma.com. The nominating committee met twice during the fiscal year ended December 31, 2011.

Strategy and Science Committee

In February 2011, the Board of Directors formed a standing Strategy and Science Committee with the purpose of liaising with management and providing preliminary guidance and direction regarding proposed strategic transactions, alliances and acquisitions, commercialization strategies, major commercial agreements, areas of research and scientific direction and other similar matters, subject to oversight and approval by the Board of Directors. The Strategy and Science Committee is currently comprised of Drs. Grebow and McKinnell. Dr. Michael Chang also served as a member of the Strategy and Science Committee until April 2012. The Strategy and Science committee met once during the fiscal year ended December 31, 2011.

STOCKHOLDER DIRECTOR RECOMMENDATIONS

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. A candidate must be highly qualified and be willing and expressly interested in serving on our Board of Directors. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder. To be considered by the Nominating and Corporate Governance Committee, a stockholder recommendation for director candidates for the 2013 Annual Meeting of stockholders must be received by the committee by December 15, 2012. A stockholder who wishes to recommend a candidate for the Nominating and Corporate Governance Committee’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Corporate Secretary, Optimer Pharmaceuticals, Inc., 10110 Sorrento Valley Road, Suite C, San Diego, California 92121. Submissions must include a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. This procedure does not affect the deadline for submitting other stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at an annual meeting. Additional information regarding submitting stockholder proposals is set forth in our bylaws. Stockholders may request a copy of the bylaw provisions relating to stockholder proposals from our Corporate Secretary.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our Board of Directors has a formal process by which stockholders may communicate with our Board of Directors or any of our directors or officers. Stockholders who wish to communicate with our Board of Directors or any of our directors or officers may do so by sending written communications addressed to such person or persons in care of Corporate Secretary, Optimer Pharmaceuticals, Inc., 10110 Sorrento Valley Road, Suite C, San Diego, California 92121. The Company’s Corporate Secretary shall compile and submit the communications to the addressees on a periodic basis. If our Board of Directors modifies this process, we will post the revised process on our website.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.optimerpharma.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver.

COMPENSATION AND OTHER INFORMATION
CONCERNING EXECUTIVE OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS

Our executive officers and directors and their respective ages and positions are as follows:

Name	Age	Position
Pedro Lichtinger	57	President, Chief Executive Officer and Director
Linda E. Amper	55	Senior Vice President, Human Resources
Sherwood L. Gorbach, M.D.	77	Senior Vice President, Chief Scientific Officer
Kurt M. Hartman	39	General Counsel, Chief Compliance Officer and Senior Vice President, Access (1)
Gregory E. Papaz	57	Senior Vice President, U.S. Commercial Operations
Michael N. Chang, Ph.D.	61	Director
Anthony E. Altig	56	Director
Mark Auerbach	74	Director
Joseph Y. Chang, Ph.D.	59	Director
Peter E. Grebow, Ph.D.	65	Director
Henry A. McKinnell, Ph.D.	69	Chairman of the Board
Robert L. Zerbe, M.D.	61	Director

(1)   Also appointed as acting Chief Financial Officer in April 2012.

Executive Officers

Pedro Lichtinger has served as our President and Chief Executive Officer and as a member of our Board of Directors since May 2010.  Prior to joining Optimer, Mr. Lichtinger held several key positions with Pfizer, Inc., a pharmaceutical company, from 1995 to 2009, including President of Pfizer’s Global Primary Care Business Unit, in which capacity he oversaw operations in North America, Europe, Korea, and Australia. Prior to this position, he served as Pfizer’s Area President in Europe in which capacity he oversaw all pharmaceutical products including primary care, oncology, specialty and generic. Prior to this position he served as Pfizer’s President of Global Animal Health Business, and Regional President, Europe Animal Health.  Before joining Pfizer, Mr. Lichtinger was an executive of Smith Kline Beecham, a pharmaceutical company, last serving as Senior Vice President Europe Animal Health.  Mr. Lichtinger currently serves on the board of directors of BioTime, Inc., a publicly-traded biotechnology company focused on blood plasma volume expanders and regenerative medicine. Mr. Lichtinger holds an MBA degree from the Wharton School of Business and an Industrial Engineering degree from the National University of Mexico.

Linda E. Amper, Ph.D. has served as our Senior Vice President of Human Resources since January 2011.  Dr. Amper has over 20 years of experience in human resources.  Prior to joining Optimer, Dr. Amper was the Senior Vice President, Human Resources in OSI Pharmaceuticals (now Astellas Pharma), a biotechnology company primarily focused on the discovery, development and commercialization of molecular targeted therapies addressing medical needs in oncology, diabetes and obesity, from 2001 to 2010. From 1978 to 2001, Dr. Amper served at the New York Blood Center, a non-profit blood collection and distribution organization, where she held several key positions including her final position as Executive Director and Vice President of Long Island Blood Services, a division of the New York Blood Center and just prior as Vice President, Human Resources for the New York Blood Center.  Dr. Amper holds a Ph.D. in philosophy, health administration from Columbia Southern, a Master of Public Administration with a specialization in health care from C.W. Post College, and a B.S. in medical biology also from C.W. Post College.

Sherwood L. Gorbach, M.D. joined us as our Senior Vice President, Medical Affairs and Chief Medical Officer in November 2005 and currently serves as our Senior Vice President, Chief Scientific Officer in February 2011.  In addition to serving on the faculties of Johns Hopkins, University of Illinois, and UCLA, Dr. Gorbach has been at Tufts University School of Medicine since 1975 as, among other things, Professor of Medicine, Public Health and Community Health and a Professor in the School of Nutrition and Social Policy.  Dr. Gorbach was also Chief of Infectious Diseases at New England Medical Center from 1975 to 1987.  In 1990, he served as the President of the Massachusetts Infectious Diseases Society, and in 1995, he was the President of the Society of Microbial Ecology and Disease.  Dr. Gorbach received the Lifetime Achievement Award in Recognition of Exemplary Dedication and Leadership at the 3rd Congress on Anaerobic Bacteria and Infections held in Glasgow, Scotland in 2003.  He was presented the Alexander Fleming Award for Lifetime Achievement in 2007 by the Infectious Diseases Society of America. In 2008, he received a Lifetime Achievement Award from the Anaerobe Society of the Americas and in 2009 he received the Tufts University Alumni Association distinguished Service Award. He has served as editor of the Clinical Infectious Diseases for the past ten years. Dr. Gorbach received his M.D. at the Tufts University School of Medicine in Boston.

Kurt M. Hartman has served as our General Counsel and Senior Vice President, Access since December 2010, has served as our Chief Compliance Officer since February 2011 and was appointed as our acting Chief Financial Officer in April 2012. Prior to joining Optimer, Mr. Hartman held the position of Executive Director, Value and Access at Eisai, Inc., a research-based human health care company that discovers, develops and markets products throughout the world, where Mr. Hartman served as a Chairperson of Eisai’s U.S. Pricing Committee and led the areas of Strategic Pricing and Contracting, Reimbursement Support Services, and Eisai’s National Field Reimbursement Team. From 2007 to 2008, Mr. Hartman served as a Director of Patient Reimbursement Support and Assistance for Roche Laboratories, a research-focused healthcare company that develops and provides innovative diagnostic and therapeutic products and services that deliver significant benefits to patients and healthcare professionals. From 2004 to 2007, Mr. Hartman held strategic positions at Boehringer Ingelheim, a pharmaceutical company, including Associate Director, Contract Analysis and prior to that position, Associate Director, Managed Markets Marketing. Mr. Hartman received a bachelor’s degree from University of California at Los Angeles and received his J.D. from Pepperdine University School of Law.

Gregory E. Papaz has served as our Senior Vice President, U.S. Commercial Operations since December 2010. Prior to joining Optimer, Mr. Papaz was the Rheumatology Sales Director, Commercial Marketing at Genentech, a leading biotechnology company that use human genetic information to discover, develop, manufacture and commercialize medicines to treat patients with serious or life-threatening medical condition. From 2007 to 2008, Mr. Papaz served as the Anemia National Sales Director for Roche Pharma, a research-focused healthcare company that develops and provides innovative diagnostic and therapeutic products and services that deliver significant benefits to patients and healthcare professionals. From 2005 to 2007, Mr. Papaz served as the Vice President, Cardiovascular Hospital Sales at Sanofi-Aventis, a leading global pharmaceutical company that discovers, develops, produces and markets innovative therapies that enhance people’s lives. From 2000 to 2005, he served as Vice President, Bone/CNS Sales and later as Vice President, Oncology Sales at Aventis Pharmaceuticals, a pharmaceutical company (now Sanofi-Aventis). Mr. Papaz received his B.S. in Hospital and Healthcare Administration from Providence College and his MBA from Johnson School of Business at Cornell University.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis describes the material elements of compensation earned in the fiscal year ended December 31, 2011 by each of the executive officers identified in the Summary Compensation Table, who are referred to collectively as our “named executive officers.” Our named executive officers with respect to the fiscal year ended December 31, 2011 are Pedro Lichtinger, our President and Chief Executive Officer; Linda E. Amper, our Senior Vice President, Human Resources; Gregory E. Papaz, our Senior Vice President, U.S. Commercial Operation; John D. Prunty, our former Senior Vice President, Chief Financial Officer and Corporate Secretary; and Youe-Kong Shue, Ph.D., our former Vice President, Clinical Development.  These persons represent our principal executive officers, principal financial officer and three most highly compensated other executive officers serving during 2011. This disclosure includes payments that were made and compensation-related actions that were taken in the first quarter of 2012, where these payments and decisions related to performance in 2011. In April 2012, we terminated the employment of Mr. Prunty and Dr. Shue and Kurt M. Hartman was appointed as acting Chief Financial Officer.

Objectives and Philosophy of Executive Compensation

The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, and to tie annual and long-term cash and stock incentives to company performance.  To achieve these objectives, the Compensation Committee develops and maintains compensation plans that tie a material portion of executives’ overall compensation to key strategic financial and operational goals, such as achievement of target product sales, advancement of intellectual property portfolio, and establishment of key strategic relationships.  The Compensation Committee also attempts to set individual executive compensation at levels the committee believes are competitive with those executives in other companies of similar size and stage of development operating in the biotechnology and pharmaceutical industry, while taking into account our relative performance and our own strategic goals.

We conduct an annual benchmark review of our executive compensation. This review is conducted by Radford, our external compensation consultant with assistance from the Human Resources Department and provided to the Compensation Committee for discussion and analysis. This review primarily analyzes and compares annual base salaries, cash bonuses and equity awards to our peer group.  In 2011, the Compensation Committee analyzed additional ways to tie equity compensation to our corporate performance in relation to 2012 executive compensation. We also take into account data available in the Radford Global Life Sciences Survey which is a nationally recognized assessment of executive compensation widely used within the pharmaceutical industry.

In August 2011, Radford reviewed our historical peer companies to determine if they were still viable, considering merger and acquisition activity, change in financial profile or business focus and changes in our own profile, including our anticipated transition in 2011 to a much larger and commercially-focused organization.  Radford identified other potential comparator companies in our market space, which included identifying all publicly-traded, U.S.-based companies in the pharmaceutical and biopharmaceutical industries and refining the list based generally on targeted criteria of commercial or late Phase III stage of development, employee size of 50-500 and a market value of $150 million to $2 billion.  Radford qualitatively evaluated each company based on business focus and corporate strategy to determine their proximity to us and recommended select companies most similar to us with regards to financial profile and industry focus. The peer group ultimately selected by the Compensation Committee for 2011 was comprised of Acorda Therapeutics, Inc., Allos Therapeutics, Inc., AMAG Pharmaceuticals, Inc., Ariad Pharmaceuticals, Inc., AVANIR Pharmaceuticals, Inc, Cadence Pharmaceuticals, Inc., Cell Therapeutics, Inc., Dyax Corp., Halozyme Therapeutics, Inc., MAP Pharmaceuticals, Inc., Momenta Pharmaceutical, Inc., OPKO Health, Inc., Savient Pharmaceuticals, Inc., GTx, Inc., InterMune, Inc. and Spectrum Pharmaceuticals, Inc.

We benchmark the base salaries, equity holdings and target cash bonuses of our executive officers against the 50th – 60th percentile of compensation for similarly-situated executives reported in the Radford survey and in our peer group.  We believe that the companies in the Radford survey and in our peer group provide us with appropriate compensation benchmarks for base salaries, equity holdings and target cash bonuses because these companies are in the same industry, are of similar size and tend to compete with us for executives.  The Compensation Committee believes that this benchmarking is therefore an important means of achieving one of its primary objectives of attracting and retaining the best executives.

In order to achieve the other primary objective of tying compensation to company performance, the Compensation Committee uses equity compensation and performance-based cash incentives.  As described more fully below, the Compensation Committee designs these elements of compensation to motivate our executive officers to achieve important corporate and individual goals that it believes will drive company performance and ultimately enhance stockholder value. As a result of its analysis of equity grants and corporate performance, in February, 2012, the Compensation Committee awarded performance-based restricted stock units to our executives under our 2006 Equity Incentive Plan.  Restricted stock units represent the right to receive shares of our common stock in the future after the shares vest.  The performance-based restricted stock units granted in February 2012 vest based on achievement of a 2012 target sales revenue goal.  We believe that restricted stock units are an important component of our compensation package and allow the executive to benefit from our achievement of key strategic financial and operational goals and increases in the price of our common stock.

The Role of Stockholder on Say-on-Pay Votes

Last year we provided our stockholders with the opportunity to cast an annual advisory vote on executive compensation. At our annual meeting of stockholders held in April 2011, a majority of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal.  The Compensation Committee believes this affirms stockholders’ support of our approach to executive compensation, and did not change its approach in 2011. The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for our named executive officers.

Elements of Executive Compensation

Executive compensation consists of the following elements:

Base Salary

The initial base salaries for our executives are established at the time of hire taking into account the executive officer’s scope of responsibilities, qualifications, experience, competitive salary information and compensation of our similarly-situated employees.  Base salaries for ensuing years are determined based on an assessment of the executive’s performance against job responsibilities, overall company performance, merit increase survey data and competitive salary information of similar size pharmaceutical companies.  For purposes of setting base salary levels, the Compensation Committee considers both an executive’s exhibited value to the organization and its business, as well as his or her anticipated contributions to the success (both short-term and long-term) of the

Company. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience and our benchmarking analysis.  This review occurs promptly after the fourth quarter with the annual adjustment in base salaries, if any, made effective as of January 1.  In the first quarter of 2011, the Compensation Committee conducted its annual review and adjusted executive base salaries accordingly, including further adjustments to Mr. Prunty’s 2011 base salary based on an expansion of his roles and responsibilities. The base salary adjustments were effective, January 1, 2011.

Performance-Based Cash Incentives

We use cash incentive awards to re-enforce our performance-based compensation policy. On April 25, 2011, the Compensation Committee of the Board of Directors adopted the Optimer Pharmaceuticals, Inc. 2011 Incentive Compensation Plan (the “2011 Bonus Plan”).  The 2011 Bonus Plan provided for the payment of cash bonuses to our Chief Executive Officer, Vice Presidents and director, associate director, senior manager and senior research investigator-level employees. Under the 2011 Bonus Plan, each participant was assigned a target bonus equal to a percentage of annual base salary.  For executive officer participants other than our Chief Executive Officer, 75% of overall goal achievement was based on corporate goals and 25% was based on individual goals.  The bonus paid to our Chief Executive Officer under the 2011 Bonus Plan was based entirely on the achievement of corporate goals. All 2011 Bonus Plan participants had the same corporate goals, which were recommended by our Chief Executive Officer and Chief Financial Officer and approved by our Compensation Committee.  Individual goals were established by our Chief Executive Officer upon consultation with other 2011 Bonus Plan participants. The degree to which corporate and individual executive officer goals were met was recommended by our Chief Executive Officer and determined by our Compensation Committee after the end of our 2011 fiscal year. The Compensation Committee had the discretion to grant awards that exceeded the target awards in the case of exemplary achievement or eliminate or reduce awards below the amount otherwise determined by multiplying the target award amount by the applicable “goal achievement percentage”.

The corporate goals for 2011 related to the following categories at the relative weightings indicated, which were based on the Compensation Committee’s assessment of the relative importance of each category to the Company’s performance: (i) implementation and execution of a DIFICID pre-launch plan (including obtaining regulatory approvals in the United States and European Union and building a commercial structure in the U.S.), launching DIFICID within 3 months of registration and generating over $12.3 million of U.S. DIFICID product sales by December 31, 2011, weighted at 60%, (ii) continued strengthening of our intellectual property portfolio (including the issuance of two new orange book listed patents for DIFICID), weighted at 10%, and (iii) progress in our business development strategy, including the entry into collaboration, partnership and/or co-promotion agreements for fidaxomicin, weighted at 20% and (iv) development and progress of a life cycle strategy for DIFICID and implementation of an oral suspension pediatric plan, weighted at 10%.

Individual goals were tailored for each executive officer based on our business plan for 2011 and the Chief Executive Officer’s recommendations. The individual goals of our named executive officers for 2011 related to the following categories: (i) progress and milestones for commercialization of DIFICID, including a successful advisory committee meeting, (ii) building the commercial team to support the DIFICID launch, (iii) medical education and publications, (iv) finance, including the completion of fundraisings, as appropriate, and managing cash burn to within budget, (v) compliance and risk mitigation, (vi) corporate governance, including supporting the recruitment of new directors, as necessary, (vii) corporate planning, (viii) strategic opportunities, including creating value through partnering and evaluating in-licensing opportunities, (ix) intellectual property and (x)  investor and analyst relations, including attending investors conferences and non-deal road shows, engaging in regular telephonic communications and issuing timely press releases.

Corporate and individual goals were intended to reflect a mix of short- and long-term performance objectives.  We typically expect the level of achievement of each goal to fall in the upper end of the scale.  The Compensation Committee believes that the corporate goals it approved for 2011 were stretch goals, but achievable goals, set in a manner to motivate the Company’s executives and other participants to advance corporate performance and create stockholder value.  For 2011, we made substantial progress in achieving many of its corporate goals for the year as set by the Compensation Committee. Accordingly, the Compensation Committee determined that 125% of the weighted value of the 2011 corporate objectives was achieved for our executive officers under the 2011 Bonus Plan, as described in more detail below.

All of our named executive officers participated in the 2011 Bonus Plan. The following table lists our named executive officers that participated in the 2011 Bonus Plan, their incentive target under the plan expressed as a percentage of their annual base salary, and the relative weighting assigned to corporate and individual goals:

		Relative Weighting
Named Executive Officer	Incentive Target	Corporate Goals	Individual Goals
Pedro Lichtinger	50%	100%	—
John D. Prunty	35%	75%	25%
Linda E. Amper	35%	75%	25%
Gregory E. Papaz	35%	75%	25%
Youe-Kong Shue	25%	75%	25%

For 2011 Bonus Plan participants, both corporate and individual goals, as applicable, had to be achieved at a minimum 75% level for any award to take place.  In addition, 2011 Bonus Plan participants must have been employed by us prior to July 1, 2011 to be eligible for an award in such year.  2011 Bonus Plan participants that were hired after January 1, 2011 and before July 1, 2011 had their award pro-rated. If a 2011 Bonus Plan participant was terminated prior to payment of awards under the plan, he or she would not be entitled to participate in the 201 Bonus Plan, except if the termination was due to death or disability, in which case the participant would have been eligible to participate on a pro rated basis.  In the event that we underwent a change in control, it would have been assumed that 100% of corporate and individual goals had been met and each 2011 Bonus Plan participant would have been entitled to the resulting award, pro-rated to the date of the change in control.

In February 2012, the Compensation Committee determined that 125% of the weighted value of the 2011 corporate objectives previously described was achieved for our executive officers under the 2011 Bonus Plan. In determining corporate goal achievement, the Compensation Committee considered both actual achievement against the previously-established goals as well as any changes in the Company’s circumstances and strategic direction which impacted achievement in ways that the Compensation Committee believed were outside of the executive officers’ control. Based on these considerations, the Compensation Committee determined that the implementation and execution of the DIFICID pre-launch goal was achieved at the 140% level, the continued strengthening of our intellectual property portfolio goal was achieved at the 100% level, the progress in our business development strategy goal was achieved at the 110% level and the development and progress of a life cycle strategy of DIFICID goal was achieved at the 90% level.  With regard to the 2011 individual goals, the Compensation Committee determined that each of Messrs. Papaz and Prunty and Drs. Amper and Shue achieved 100% of the weighted value of their individual goals.

Long-Term Incentive Program

We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards.  Our stock plans have been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders.  The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our long-term compensation goals.  We have historically elected to use stock options as the primary long-term equity incentive vehicle. We recently broadened the use of restricted stock units and, to our executives, performance-based restricted stock units. We believe that granting such awards allows our executives to benefit from our achievement of key strategic financial and operational goals and increases in the price our common stock  Our stock compensation plans provide the principal method for our executive officers to acquire equity in our company.  We believe that the annual aggregate value of these awards should be set near competitive median levels for comparable companies.

Stock Options.  Our 2006 Equity Incentive Plan authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants.  Our Compensation Committee oversees the administration of our stock option plan.  Stock option grants are made at the commencement of employment and, from time to time thereafter, following a significant change in job responsibilities, to meet other special retention objectives or for other reasons our Compensation Committee deems appropriate.  The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations.  Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest over a four-year period with 25% vesting twelve months after the vesting commencement date and the remainder vesting ratably each month thereafter based upon continued employment and generally expire ten years after the date of grant.  Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code.

The following are principal reasons we use stock options as a long-term incentive vehicle:

•                  Stock options align the interests of executives with those of our stockholders, foster employee stock ownership, and focus the management team on increasing value for our stockholders.

•                  Stock options are performance-based.  All the value received by the recipient from a stock option is based on the increase of our stock price.

•                  Stock options help to provide a balance to the overall executive compensation program. Base salary and our annual Bonus Plan focus on short-term compensation, while the vesting provisions of stock options focus on long term compensation.

•                  The vesting period of stock options encourages executive retention. Our Compensation Committee believes this is especially true with regard to the performance-based stock options granted to Dr. Chang and Mr. Lichtinger in 2010, which do not begin time-based vesting until the future achievement of specified corporate milestones.

Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.  Our 2006 Equity Incentive Plan authorizes us to grant stock appreciation rights, or SARs, restricted stock and restricted stock units.  To date, we have not granted any SARs under our 2006 Equity Incentive Plan and there are no current plans to do so. In May 2010, in connection with his appointment as our President and Chief Executive Officer, Mr. Lichtinger was awarded performance-based restricted stock units. In June 2011, Mr. Lichtinger was awarded additional performance-based restricted stock units in connection with the marketing approval of DIFICID from the U.S. Food and Drug Administration.  A restricted stock unit represents a right to receive one share of the Company’s common stock (subject to adjustment for certain specified changes in our capital structure) upon the completion of a specified period of continued service.  Because the shares underlying the restricted stock units have a defined value at the time the restricted stock unit grant is made, restricted stock unit grants are often perceived as having more immediate value than stock options, which have a less calculable value when granted. However, the restricted stock units we grant generally cover fewer shares than the stock options we would grant for a similar purpose.

In September 2011, the Compensation Committee awarded performance-based restricted stock units covering an aggregate of 3,000,000 of our outstanding shares of Optimer Biopharmaceutical, Inc. (“OBI”) common stock to certain executives and Dr. Michael Chang to recognize contributions in the past and incentivize the achievement of future corporate objectives that benefit the Company.  The OBI shares underlying the performance-based restricted stock units will be issued upon OBI’s achievement of a specified corporate goal and will be subject to forfeiture to the extent the recipient’s service with us terminates prior to the three year anniversary of the share issuance date.

Employee Stock Purchase Plan.  We also have adopted an employee stock purchase plan as a further benefit to executive officers, as well as other employees, and to encourage employee ownership. Under this employee stock purchase plan, participants may elect to have a portion of their cash compensation withheld for purchases of our common stock on certain dates set forth in the plan. The price of our common stock purchased under our employee stock purchase plan is equal to 85% of the lower of the fair market value of our common stock on the date of enrollment or the exercise date of the purchase period.  The offering periods commence on the first trading day on or after May 15 and November 15 of each year.

Risk Assessment

We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance and evaluation of performance results assists in preventing excessive risk-taking that could harm our value or reward poor judgment by our executives and rewarding sound risk management practices. For example, our Compensation Committee considers changes in circumstances when evaluating corporate goal achievement under our incentive compensation plan, so as to not encourage the pursuit of goals that are no longer thought to be consistent with the Company’s strategic direction or best interests.  Further, with respect to our incentive compensation programs, a substantial majority (75%) of the metrics that determine payouts for most of our executive officers are company-wide metrics. This is based on our belief that applying Company-wide metrics encourages decision-making that is in the best long-term interests of the Company and our stockholders as a whole. The mix of equity award instruments used under our long-term incentive program also mitigates risk. Finally, the multi-year vesting of our equity awards properly account for the time horizon of risk.

Other Compensation

Consistent with our compensation philosophy, we maintain general benefits for all of our full-time employees, including medical, dental, vision, long-term disability and life insurance coverage and the ability to contribute to a 401(k) retirement plan; however, the Compensation Committee in its discretion may revise, amend or add to these benefits if it deems it advisable.

Change in Control and Severance Arrangements

We maintain a Severance Benefit Plan covering certain eligible employees, including our executive officers.  Pursuant to the plan, upon an involuntary termination other than for cause, an eligible employee may be entitled to receive specified severance benefits. The benefits may include continuation of base salary and a percentage of bonus payments, acceleration of stock award vesting as well as continuing medical benefits.  The level of benefits provided under the plan depends upon an eligible employee’s position and whether the termination is related to a change in control. Under our 2011 Bonus Plan and now under our Incentive Compensation Plan, in the event of a change in control, all participants will receive the pro rata share of the annual bonus for the year in which the change in control occurs, calculated on the basis of each participant’s target award for that year and on the assumption that all performance goals have been or will be achieved at 100%.  In adopting these severance and change in control arrangements, the Compensation Committee considered that executives, especially highly ranked executives, often face challenges securing new employment following termination, and that termination often occurs following a change in control transaction.  The Compensation Committee believes, therefore, that these severance arrangements help us attract and retain the best executive officers and will also help keep our executive officers focused on our and our stockholders’ best interests during any change in control transaction.  Additional details about these severance provisions, including definitions of “Cause” and “Change in Control” can be found under “Potential Payments Upon Termination or Change in Control,” below.  The plan was amended effective May 5, 2010 and further amended and restated in February 2012.  The changes reflect executive severance benefits that are generally in line with severance packages offered to executives of the companies of similar size to us represented in the compensation data the Compensation Committee reviewed. Based on the annual review of our plan against our peer group and market practice our Compensation Committee approved our amended and restated Severance Benefit Plan on February 7, 2012.

EXECUTIVE COMPENSATION

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2011, 2010 and 2009 by our chief executive officer, our chief financial officer and our three other most highly compensated executive officers who were employed by us as of the end of the applicable fiscal year and whose total compensation exceeded $100,000 during the applicable fiscal year.  We refer to our chief executive officer, chief financial officer and these other executive officers as our “named executive officers”.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)		Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Pedro Lichtinger,
President, Chief Executive Officer and Director (3)	2011	505,248			401,340	(4)	420,222		328,125			1,654,935
	2010	295,095	100,000	(5)	740,400	(6)	3,614,555	(7)	157,000	69,649	(8)	4,976,699

John D. Prunty,
Former Senior Vice President, Chief Financial Officer and Corporate Secretary	2011	309,998	—		151,650	(9)	289,808		128,844	—		880,330
	2010	259,619	—		—		231,501		93,000	—		584,120
	2009	250,000	—		—		204,630		68,500	—		523,130

Linda E. Amper, Ph.D.
Senior Vice President, Human Resources (10)	2011	296,089	50,000	(11)	—		724,520		128,844	7,500	(12)	1,206,953

Gregory E. Papaz,
Senior Vice President, U.S. Commercial Operations (13)	2011	310,000	—		—		725,160		128,844	4,495	(14)	1,168,499

Youe-Kong Shue, Ph.D.,
Former Vice President, Clinical Development (15)	2011	230,584	13,678	(16)	202,200	(19)	315,659	(18)	67,014	34,069	(17)	863,204
	2010	223,864	—		—		461,424	(18)	80,000	21,905	(17)	787,193

(1)             Amounts shown reflect aggregate full grant date fair value of restricted stock units or option awards granted during the year in accordance with FASB ASC Topic 718. Pursuant to FASB ASC Topic 718, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions underlying the value of these restricted stock units and options, see Part II, Item 8 “Financial Statements and Supplementary Date” of our 2011 Annual Report on Form 10-K in the Notes to Consolidated Financial Statements, Note 8, “Stockholders Equity”.

(2)             Represents awards approved under the 2011, 2010 and 2009 Bonus Plans, as applicable.

(3)             Mr. Lichtinger was hired in May 2010.

(4)             Includes the fair value of a performance-based restricted stock unit granted by the Company and providing for future delivery by the Company of 450,000 shares of common stock of OBI in the amount of $151,650 and the fair value of a non-performance-based restricted stock unit award in the amount of $249,690.

(5)             Represents a sign-on bonus Mr. Lichtinger received in connection with the start of his employment.

(6)             Represents the grant date fair value of four performance-based restricted stock units covering an aggregate of 120,000 shares of the Company’s common stock.  Of these restricted stock units, one unit covering 60,000 shares of the Company’s common stock was assigned no grant date fair value due to the Company’s estimate of the probability that the performance goal would be achieved.  The aggregate maximum fair value of the four performance-based restricted stock units on the grant date was $1,480,000.

(7)             Amount includes performance-based and non-performance-based options and reflects the aggregate full grant date fair value of option awards granted during the year in accordance with FASB ASC Topic 718. The maximum fair value of the performance-based options at the grant date based on the Black-Scholes option-pricing model was $4,074,924.

(8)             Represents reimbursement of Mr. Lichtinger’s moving and relocation expenses.

(9)             Represents the fair value of a performance-based restricted stock unit awarded by the Company and providing for the future delivery by the Company of 450,000 shares of common stock of OBI.

(10)        Dr. Amper was hired in January 2011.

(11)        Represents a sign-on bonus Dr. Amper received in connection with the start of her employment.

(12)        Represents legal service to review offer letter paid by the Company on behalf of Dr. Amper.

(13)        Mr. Papaz was hired in December 2010 and was not a named executive officer in 2010.

(14)        Represents auto fringe benefit paid by the Company on behalf of Mr. Papaz.

(15)        Dr. Shue was not a named executive officer in 2009.

(16)        Represents bonus that Dr. Shue received from OBI.  The bonus was approved by OBI’s Chairman of the Board.

(17)        Represents per diem payments and apartment rental expenses paid by OBI to and on behalf of Dr. Shue while working in Taiwan.

(18)        Includes the grant date fair value of options granted to Dr. Shue by OBI to purchase 1,000,000 shares and 1,600,000 shares of OBI common stock in 2011 and 2010, respectively.

(19)        Represents the fair value of a performance-based restricted stock unit awarded by the Company and providing for the future delivery by the Company of 600,000 shares of common stock of OBI.

GRANTS OF PLAN-BASED AWARDS

The following table presents information concerning grants of plan-based awards to each of our named executive officers during 2011.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option		Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)		Options (#)		Awards ($/Sh)		Awards ($)
Pedro Lichtinger		189,468	252,624	252,624
	1/26/2011						58,000		11.41		420,222
	6/30/2011				21,000	(2)			—		249,690
	9/15/2011				450,000	(3)			—		151,650

John D. Prunty		81,375	108,500	108,500
	1/26/2011						40,000		11.41		289,808
	9/15/2011				450,000	(3)			—		151,650

Linda E. Amper		81,375	108,500	108,500
	1/26/2011						100,000		11.41		724,520

Gregory E. Papaz		81,375	108,500	108,500
	1/3/2011						100,000		11.42		725,160

Youe-Kong Shue		43,235	57,647	57,647
	1/1/2011						400,000	(4)	0.343	(4)	100,991
	1/26/2011						15,000		11.41		108,678
	9/15/2011				600,000	(3)			—		202,200
	12/15/2011						600,000	(4)	0.236	(4)	105,990

(1)   Our 2011 Bonus Plan was our only non-equity incentive plan in 2011. The amounts shown in the “threshold” column reflect the minimum payment level under the 2011 Bonus Plan, which was determined by assuming that 75% of corporate and individual goals were achieved.  The amount shown in the “target” column and “maximum” columns reflect the applicable target awards as a percentage of each named executive officer’s 2011 base salary.  Under the terms of the 2011 Bonus Plan, the Compensation Committee had the discretion to grant awards that exceeded the target awards in the case of exemplary achievement or eliminate or reduce awards below the amount otherwise determined by multiplying the target award amount by the applicable “goal achievement percentage”.

(2)   Represents non-performance-based restricted stock units granted by the Company in connection with the marketing approval of DIFICID from the U.S. Food and Drug Administration.

(3)   Represents performance-based restricted stock units granted by the Company and providing for future delivery of the indicated number of the Company’s existing shares of OBI.

(4)   Represents options granted by OBI to purchase an aggregate of 1,000,000 shares of OBI’s common stock.  The exercise price and grant date fair value are based on the exchange rate between the U.S. dollar and the New Taiwan dollar at grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of our named executive officers as of December 31, 2011.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options — Exercisable (#)	Number of Securities Underlying Unexercised Options — Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Earned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Pedro Lichtinger	79,166	120,834	(2)			12.3400	5/5/2020			—		—
	—	80,000	(3)			12.3400	5/5/2020			—		—
	—	80,000	(3)			12.3400	5/5/2020			—		—
	—	—		80,000	(4)	12.3400	5/5/2020			—		—
	—	—		240,000	(4)	12.3400	5/5/2020			—		—
	—	58,000	(2)			11.4100	1/26/2021			—		—
	—	—		—		—	—	20,000	(3)	—		244,800
	—	—		—		—	—	20,000	(3)	—		244,800
	—	—		—		—	—			20,000	(4)	244,800
	—	—		—		—	—			60,000	(4)	734,400
	—	—		—		—	—			21,000	(5)	257,040
	—	—		—		—	—			450,000	(6)	—

John D. Prunty	101,536	—		—		2.1667	5/16/2016			—		—
	25,000	—		—		9.7000	3/29/2017			—		—
	29,375	625	(2)	—		6.9000	1/4/2018			—		—
	21,875	8,125	(2)	—		10.7500	1/8/2019			—		—
	14,375	15,625	(2)	—		11.8500	1/8/2020			—		—
	—	40,000	(2)	—		11.4100	1/26/2021			—		—
	—	—		—		—	—			450,000	(6)	—

Linda E. Amper	—	100,000	(2)	—		11.41	1/26/2021			—		—

Gregory E. Papaz	25,000	75,000	(2)	—		11.42	1/3/2021			—		—

Youe-Kong Shue	17,884	—		—		1.0834	6/30/2015			—		—
	289	—		—		2.1667	9/13/2016			—		—
	20,000	—		—		9.7000	3/29/2017			—		—
	19,583	417	(2)	—		6.9000	1/4/2018			—		—
	7,291	2,709	(2)	—		10.7500	1/8/2019			—		—
	5,750	6,250	(2)	—		11.8500	1/8/2020			—		—
	—	15,000	(2)	—		11.4100	1/26/2021			—		—
	—	—		—		—	—			600,000	(6)	—

(1)          Computed by multiplying the closing market price of our common stock on the last trading day before December 31, 2011 of $12.24 by the number of shares or stock units, as appropriate, set forth in this table.

(2)          1/4th of the shares subject to the option vest one year following vesting commencement date, and 1/48th of the total shares subject to the option vest monthly thereafter.

(3)          Represents a performance-based stock option award where the performance goals were met in 2011 and pursuant to which 1/4th of the shares subject to the award vest upon the one-year anniversary of the achievement of the applicable performance goal, and the remaining shares subject to the award vest in equal monthly installments over the following three-year period.

(4)          Represents a performance-based stock award, pursuant to which the shares subject to the award vest in equal monthly installments over the two-year period beginning on January 1 of the calendar year in which the applicable performance goal is achieved.

(5)          Represents non-performance-based restricted stock units granted by the Company in connection with the marketing approval of DIFICID from the U.S. Food and Drug Administration.

(6)          Represents performance-based restricted stock units granted by the Company and providing for future delivery of the indicated number of the Company’s existing shares of OBI.

Option Exercises and Stock Vested During the 2011 Fiscal Year

None of our named executive officers exercised a stock option or had stock that vested during the 2011 fiscal year.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.  The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

We have entered into an employment agreement with Pedro Lichtinger, our President and Chief Executive Officer and offer letters with Linda E. Amper, our Senior Vice President, Human Resources and Gregory E. Papaz, our Senior Vice President, U.S. Commercial Operations. Prior to their terminations in April 2012, we also had offer letters with John D. Prunty, our Senior Vice President, Chief Financial Officer and Corporate Secretary, and Youe-Kong Shue, our Vice-President, Clinical Development.

The agreement and offer letters set forth the executives’ initial base salary and the terms of an initial stock option grant.  Each of our named executive officers is entitled to receive all customary and usual fringe benefits provided to our executives.  Our named executive officers also have severance arrangements which are described under the heading Change in Control and Severance Arrangements above.

In April 2011, our Compensation Committee adopted the 2011 Bonus Plan. Under this plan, in the event of a change in control, all participants will receive a prorated portion of the annual bonus for the year in which the change in control occurs, calculated on the basis of each participant’s target award for that year and on the assumption that all performance goals have been or will be achieved at 100%.

Employee Proprietary Agreement

Each of our named executive officers has also entered into a standard form agreement with respect to proprietary information and inventions.  Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and, with some exceptions, to assign to us any inventions conceived or developed during the course of employment.

Employee Benefit Plans

Stock Plans

1998 Stock Plan. The 1998 stock plan was terminated effective February 2007 in connection with our initial public offering.  As of December 31, 2011, outstanding options to purchase 415,285 shares of common stock remained subject to the terms of this plan.

2006 Equity Incentive Plan.  Our Board of Directors adopted our 2006 equity incentive plan in December 2006 and our stockholders approved the plan in January 2007.  Our 2006 equity incentive plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and any parent and subsidiary corporations’ employees and consultants. In March and in June 2011, the Company’s Board of Directors approved amendments to the 2006 Plan to provide for the reservation of an additional 1,750,000 shares and 1,000,000 shares, respectively, of the Company’s common stock to be used exclusively for the grant of awards to individuals not previously an employee or non-employee director of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules, or inducement awards. As of December 31, 2011, outstanding options to purchase 5,767,215 shares of common stock and outstanding restricted stock units to acquire 141,000 shares of common stock were subject to the terms of this plan, including 2,152,375 shares of common stock subject to inducement awards.

Share Reserve.  As of December 31, 2011, we had reserved a total of 5,000,000 shares of our common stock for issuance pursuant to the 2006 stock plan.  In addition, our 2006 equity incentive plan provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year, beginning with our 2008 fiscal year, equal to the lesser of:

•                  5% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year;

•                  750,000 shares; or

•                  such other amount as our Board of Directors may determine.

Finally, our 2006 equity incentive plan provides for an additional share reserve of 2,750,000 shares of our common stock for issuance of inducement awards pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

As of December 31, 2011, 1,342,516 shares were available for future grant under this plan. Pursuant to the annual increase provision, 750,000 additional shares of the Company’s common stock were reserved for issuance under the 2006 Plan on January 1, 2012.

Administration.  Our Compensation Committee is responsible for administering all of our equity compensation plans.  In order for certain options to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code the committee must consist of two or more “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.  The administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration payable upon exercise.  The administrator also has the authority to institute an exchange program whereby the exercise prices of outstanding awards may be reduced, outstanding awards may be surrendered in exchange for awards with a lower exercise price, or outstanding awards may be transferred to a third party.

Stock Options.  The exercise price of options granted under our 2006 equity incentive plan must at least be equal to the fair market value of our common stock on the date of grant.  The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock as of the grant date, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date.  The administrator determines the term of all other options.

After termination of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in the option agreement.  Generally, if termination is due to death or disability, the option will remain exercisable for 12 months.  In all other cases, the option will generally remain exercisable for three months.  However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights.  Stock appreciation rights may be granted under our 2006 equity incentive plan.  Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant.  The administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof.  Stock appreciation rights expire under the same rules that apply to stock options.

Restricted Stock Awards.  Restricted stock may be granted under our 2006 equity incentive plan.  Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator.  The administrator will determine the number of shares of restricted stock granted to any employee.  The administrator may impose whatever conditions to vesting it determines to be appropriate.  For example, the administrator may set restrictions based on the achievement of specific performance goals.  Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units.  Restricted stock units may be granted under our 2006 equity incentive plan.  Restricted stock units are awards of restricted stock, performance shares or performance units that are paid out in installments or on a deferred basis.  The administrator determines the terms and conditions of restricted stock units including the vesting criteria and the form and timing of payment.

Performance Units and Shares.  Performance units and performance shares may be granted under our 2006 equity incentive plan.  Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest.  The administrator will establish organizational or individual performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.  Performance units shall have an initial dollar value established by the administrator prior to the grant date.  Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date.  Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator.

Transferability of Awards.  Unless the administrator provides otherwise, our 2006 equity incentive plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Change in Control Transactions.  Our 2006 equity incentive plan provides that in the event of our “change in control,” the successor corporation or its parent or subsidiary will assume or substitute an equivalent award for each outstanding award.  If there is no assumption or substitution of outstanding awards, the awards will fully vest, all restrictions shall lapse and become fully exercisable.  The administrator will provide notice to the recipient that he or she has the right to exercise the option and stock appreciation right as to all of the shares subject to the award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and units will be deemed achieved, and all other terms and conditions met.  The option or stock appreciation right will terminate upon the expiration of the period of time the administrator provides in the notice.  In the event the service of an outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options and stock appreciation rights will fully vest and become immediately exercisable, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and units will be deemed achieved, and all other terms and conditions met.

Plan Amendments and Termination.  Our 2006 equity incentive plan will automatically terminate in 2016, unless we terminate it sooner.  In addition, our Board of Directors has the authority to amend, suspend or terminate the 2006 equity incentive plan provided such action does not impair the rights of any participant.

Employee Stock Purchase Plan

Concurrent with our initial public offering in February 2007, we established the employee stock purchase plan.  Our Board of Directors adopted the employee stock purchase plan in December 2006, and our stockholders approved the plan in January 2007.

Share Reserve.  As of December 31, 2011, we reserved a total of 500,000 shares of our common stock under our employee stock purchase plan. In addition, our employee stock purchase plan provides for annual increases in the number of shares available for issuance under the employee stock purchase plan on the first day of each fiscal year, beginning with our 2008 fiscal year, equal to the lesser of:

•                  3% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year;

•                  300,000 shares; or

•                  such other amount as may be determined by our Board of Directors.

An aggregate of 235,962 shares of common stock were purchased during the year-end December 31, 2011 and as of December 31, 2011, 564,038 shares were available for future purchases under this plan. Pursuant to the annual increase provision, 300,000 additional shares of the Company’s common stock were reserved for issuance on January 1, 2012.

Administration.  Our Compensation Committee is responsible for administering our employee stock purchase plan.  Our Board of Directors or its committee has full and exclusive authority to interpret the terms of the employee stock purchase plan and determine eligibility.

Eligibility.  All of our employees are eligible to participate if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year.  However, an employee may not be granted rights to purchase stock if such employee:

•                  immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

•                  has rights to purchase stock under all of our employee stock purchase plans which accrue at a rate that exceeds $25,000 worth of our stock for each calendar year in which such rights are outstanding.

Offering Periods.  Our employee stock purchase plan is intended to qualify under Section 423 of the Internal Revenue Code and provides for consecutive, non-overlapping six-month offering periods.  The offering periods generally start on the first trading day on or after May 15 and November 15 of each year.

Limitations.  Our employee stock purchase plan permits participants to purchase common stock through payroll deductions of up to 10% of their eligible compensation which includes a participant’s straight time gross earnings, commissions, overtime and shift premium, exclusive of payments for incentive compensation, bonuses and other compensation.

Purchase of Shares.  Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each six-month offering period.  The purchase price is 85% of the fair market value of our common stock at the lower of the exercise date or the first day of the applicable offering period.  Participants may end their participation at any time during an offering period, and will be paid their payroll deductions to date.  Participation ends automatically upon termination of employment with us.

Transferability.  A participant may not transfer rights granted under the employee stock purchase plan other than by will, the laws of descent and distribution or as otherwise provided under the employee stock purchase plan.

Change of Control Transactions.  In the event of our “change of control,” a successor corporation may assume or substitute each outstanding purchase right.  If the successor corporation refuses to assume or substitute for the outstanding purchase rights, the offering period then in progress will be shortened, and a new exercise date will be set.

Plan Amendments and Termination.  Our employee stock purchase plan will automatically terminate in 2016, unless we terminate it sooner.  In addition, our Board of Directors has the authority to amend, suspend or terminate our employee stock purchase plan, except that, subject to certain exceptions described in the employee stock purchase plan, no such action may adversely affect any outstanding rights to purchase stock under our employee stock purchase plan.

401(k) Plan

We maintain a 401(k) Plan, which is intended to be a tax-qualified retirement plan.  The 401(k) Plan covers substantially all of our employees.  Currently, employees may elect to defer up to 100% of their compensation, or the statutorily prescribed limit, if less, to the 401(k) Plan.  Under the 401(k) Plan, we may elect to make a discretionary contribution or match a discretionary percentage of employee contributions and did not make any contributions nor have we matched any employee contributions in 2011.

Effective in January 1, 2012, our Compensation Committee of the Board of Directors approved and we implemented a match to our 401(k) Plan. The match is $0.25 per dollar up to 4% of the employee’s contribution and is calculated every pay period.

The 401(k) Plan has a discretionary profit sharing component whereby we can make a contribution in an amount determined annually by the Board of Directors.  An employee’s interests in his or her deferrals are 100% vested when contributed.  The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code.  As such, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and all contributions are deductible by us when made.

Potential Payments Upon Termination or Change of Control

In February 2012, the Compensation Committee amended and restated the Severance Benefit Plan originally adopted in October 2008, pursuant to which our named executive officers may receive severance benefits upon involuntary termination without cause or, in the case of Company Officers, a constructive termination, which we refer to as a covered termination. The benefits may include continuation of base salary payments, bonus payments, group health benefits and acceleration of stock award vesting.  The level of benefits provided under the plan depends upon an eligible employee’s position and years of service, and whether the covered termination is related to a change of control.

If our Chief Executive Officer, any of our Company Officers or any of our Senior Vice Presidents or Vice Presidents experience a covered termination that occurs either prior to, or more than 12 months following a change of control, they will be entitled to 24, 15 and 12 months of continued base salary payments, respectively, 24, 15 and 12 months of continued group health benefits, respectively, and accelerated vesting of all then-unvested and outstanding non-performance-based equity awards equal to 24, 15 and 12 months, respectively.

If our Chief Executive Officer, any of our Company Officers or any of our Senior Vice Presidents or Vice Presidents experience a covered termination that occurs upon or within twelve months following a change of control, they will be entitled to 24, 18 and 12 months of continued base salary payments, respectively, 24, 18 and 12 months of continued group health benefits, respectively and 100% immediate accelerated vesting of all non-performance-based equity awards.  Any performance based equity awards held by our Chief Executive Officer, any of our Company Officers or any of our Senior Vice Presidents or Vice Presidents as of the date of their covered termination shall be subject to 100% immediate accelerated vesting as if each of their target goals had been achieved to the maximum extent possible.  In addition, our Chief Executive Officer, any of our Company Officers or any of our Senior Vice Presidents or Vice Presidents shall be paid 200%, 150% and 100%, respectively, of their eligible bonus in effect at the time of the covered termination.

Termination of employment for “cause” means a termination resulting from the occurrence of any of the following events that has a material negative impact on our business or reputation: (i) the employee’s attempted commission of, or participation in, a fraud or act of dishonesty against us; (ii) the employee’s intentional, material violation of any contract or agreement between the employee and us or of any statutory duty owed us; (iii) the employee’s unauthorized use or disclosure of our confidential information or trade secrets; (iv) an employee’s intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of his or her superiors; (v) an employee’s habitual neglect of the duties of employment; (vi) an employee’s indictment, charge, or conviction of a felony or any crime involving moral turpitude, or participation in any act of theft or dishonesty; or (vii) the employee’s gross misconduct.  “change in control”  means any of the following events: (i) a sale, lease or disposition of all or substantially all of our assets or (ii) a merger or consolidation (in a single transaction or series or related transactions) of us with or into any other corporation or corporations or other entity, or any other corporate reorganizations, where our stockholders immediately prior to such event do not retain more than 50% of the voting power and interest in the successor entity (excluding any transactions if the primary purpose of the transaction is to obtain financing from new or existing investors.  Our Board of Directors shall have the right to determine whether a change of control has occurred in accordance with the foregoing definition, and its determination shall be final, binding and conclusive on all persons.  “constructive termination” means the occurrence of one or more of the following events, provided that the eligible employee has first provided written notice to us within 90 days of the first such occurrence of such condition specifying the event(s) constituting constructive termination and specifying that the eligible employee intends to terminate employment not earlier than 30 days after providing such notice, and we (or surviving corporation) have not cured such event(s) within 30 days (or such longer period as may be specified by the eligible employee in such notice) after such written notice is received by us which we refer to as the cure period and the eligible employee resigns within 30 days following the end of the cure period:   (i) a material diminution in the employee’s authority, duties or responsibilities, (ii) relocation of the employee’s principal work location requiring a one-way increase in the employee’s driving distance of more than 30 miles or (iii) a material reduction in the employee’s annual base compensation other than a reduction applicable to all of our senior executives.

In order to  receive any benefits under the Severance Benefit Plan, individuals must have been employed by us for at least 180 days prior to their termination, sign a general release and waiver of all claims against Optimer, remain on the job until the date of termination and return all company property.  In addition, severance benefits will terminate immediately if during the severance period the individual violates any material proprietary information, non-disparagement, confidentiality or non-solicitation obligation to us. Any severance benefits that may be provided to any individual employed by us under the Severance Benefit Plan shall be automatically reduced by any severance benefits provided to such employee pursuant to any employment agreement they may have with us, unless otherwise specifically provided under the terms of such agreement.

In May 2010 we entered into an offer letter with Mr. Lichtinger setting forth the terms of Mr. Lichtinger’s employment as President and Chief Executive Officer of Optimer.  In connection with his appointment as President and Chief Executive Officer, we granted to Mr. Lichtinger performance-based restricted stock units covering an aggregate of 120,000 shares of our common stock and performance-based stock options to purchase an aggregate of 480,000 shares of our common stock, all of which commence vesting upon the satisfaction of specified performance objectives.  Pursuant to the employment agreement, if Mr. Lichtinger experiences a covered termination (as defined in the Severance Benefit Plan) within 12 months following a change of control (as defined in the Severance Benefit Plan), the vesting of these performance-based restricted stock units and stock options which have not begun to vest will be accelerated with respect to 50% (in the case of a covered termination occurring on or prior to the first anniversary of Mr. Lichtinger’s start date), 60% (in the case of a covered termination occurring after the first anniversary but on or prior to the second anniversary of Mr. Lichtinger’s start date), 75% (in the case of a covered termination occurring after the second anniversary but on or prior to the third anniversary of Mr. Lichtinger’s start date), 85% (in the event of a covered termination occurring after the third anniversary but on or prior to the fourth anniversary of Mr. Lichtinger’s start date) and 100% (in the event of a covered termination occurring after the fourth anniversary of Mr. Lichtinger’s start date) of these awards in lieu of the acceleration of these performance-based equity awards that would be provided for under the Severance Benefit Plan.

The initial term of Mr. Lichtinger’s employment agreement is three years, following which the term will automatically renew for successive one-year terms unless either we or Mr. Lichtinger provide notice of intent not to renew the employment term.  We may terminate Mr. Lichtinger’s employment for cause provided we allow him an opportunity to cure, in certain circumstances.  We may also terminate Mr. Lichtinger’s employment without cause and without prior notice, but if we do so (or if Mr. Lichtinger experiences a constructive termination as defined in the Severance Benefit Plan) prior to the 8-year anniversary of Mr. Lichtinger’s start date, and not within 12 months following a change of control (as defined in the Severance Benefit Plan), Mr. Lichtinger will be entitled to receive a lump sum cash payment equal to the sum of Mr. Lichtinger’s then-current base salary plus the annual bonus paid to Mr. Lichtinger for the previous year, prorated to his remaining employment term.  This amount will only be payable if Mr. Lichtinger meets the eligibility requirements to receive payment under our Severance Benefit Plan, as described above. Any severance benefits that may be provided to Mr. Lichtinger under the Severance Benefit Plan shall be automatically reduced by any severance benefits provided under Mr. Lichtinger’s employment agreement.

The following table provides information as to the amounts potentially payable upon termination of the named executive officers or in the event of a change of control of the Company giving effect to the modification to our Severance Benefit Plan adopted by our Compensation Committee in February 2012 and discussed above and assuming a triggering event occurred on December 31, 2011.

Name and Benefit	Termination without Cause or Resignation for Good Reason ($) (1)	Change in Control ($) (2)	Termination without Cause or Resignation for Good Reason within 12 months of Change in Control ($) (1) (3)
Pedro Lichtinger
Salary	1,050,000	—	1, 050,000
Bonus	—	262,500	525,000
Accelerated vesting of stock awards *	527,235	—	794,780
Group health insurance	42,950		42,950
John D. Prunty
Salary	387,500	—	465,000
Bonus	—	108,500	162,750
Accelerated vesting of stock awards *	37,083	—	54,738
Group health insurance	24,375		29,250
Linda E. Amper
Salary	387,500	—	465,000
Bonus	—	108,500	162,750
Accelerated vesting of stock awards *	44,958	—	83,000
Group health insurance	8,821		10,585
Gregory E. Papaz
Salary	387,500	—	465,000
Bonus	—	108,500	162,750
Accelerated vesting of stock awards *	25,938	—	62,250
Group health insurance	8,895		10,675
Youe-Kong Shue
Salary	230,587	—	230,587
Bonus	—	57,647	57,647
Accelerated vesting of stock awards *	13,087	—	21,151
Group health insurance	13,499		13,499

* Computed by multiplying the difference between the closing market price of our common stock on December 31, 2011 of $12.24 and the exercise price of each stock option vested as a result of the termination by the number of accelerated stock options.

(1)	Only Company Officers are entitled to payments upon resignation for good reason.
(2)

Amounts reflect payments under our 2011 Bonus Plan. Under the 2011 Bonus Plan, in the event of a change in control, all participants will receive a pro-rated potion of the annual bonus for the year in which the change in control occurs, calculated on the basis of each participant’s target award and on the assumption that all performance goals have been or will be achieved at 100%.

(3)	The bonus payments are in addition to any payments a participant is entitled to in the event of a change in control under our 2011 Bonus Plan.

Director Compensation

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the fiscal year ended December 31, 2011.

Name (1)	Fees Earned or Paid in Cash ($)		Option Awards ($) (2) (3)		Total ($)
Anthony E. Altig	25,000		—	(4)	25,000
Mark Auerbach	25,000		—	(5)	25,000
Joseph Y. Chang, Ph.D.	25,000		—	(6)	25,000
Michael N. Chang (Chairman in 2011)	200,000	(7)	795,061	(8)	995,061
Peter E. Grebow, Ph.D.	25,000		—	(9)	25,000
Henry A. McKinnell, Ph.D. (Chairman as of April 2012)	25,000		217,662	(10)	242,662
Robert L. Zerbe, M.D.	25,000		—	(11)	25,000

(1)	Information regarding Mr. Lichtinger’s compensation during 2011 is set forth the Summary Compensation Table above.
(2)

Amounts shown reflect aggregate full grant date fair value of option awards granted during the year in accordance with FASB ASC Topic 718. Pursuant to FASB ASC Topic 718, the amounts shown here exclude the impact of estimated forfeitures related to service—based vesting conditions. For additional information, on the valuation assumptions underlying the value of these options, see Part II, Item 8 “Financial Statements and Supplementary Date” of our 2011 Annual Report on Form 10-K in the Notes to Consolidated Financial Statements, Note 8, “Stockholders Equity”.

(3)

Except for Dr. McKinnell who was appointed as a director in January 2011, the options for 2011 services were granted in December 2010 and thus were included in the 2010 Director Compensation table. The options for 2012 services were granted in January 2012.

(4)	Mr. Altig had outstanding options to purchase an aggregate of 39,166 shares as of December 31, 2011.
(5)	Mr. Auerbach had outstanding options to purchase an aggregate of 32,627 shares as of December 31, 2011.
(6)	Dr. Joseph Chang had outstanding options to purchase an aggregate of 46,471 shares as of December 31, 2011.
(7)	Includes $50,000 annual retainer fee for services as Chairman of the Board in 2011 and $150,000 consulting fee pursuant to Dr. Chang’s separation and consulting agreement in May 2010.
(8)

Dr. Michael Chang had outstanding options to purchase an aggregate of 601,010 shares from Optimer as of December 31, 2011. The amount includes a performance-based restricted stock unit granted by the Company with a grant date fair value of $303,300 and providing for future delivery up to 900,000 shares of the Company’s existing shares of OBI. In addition, in December 2011, OBI’s board of directors granted 1.5 million shares of OBI’s common stock to Dr. Chang with a grant date fair value of $491,761. However, the grant was rescinded in March 2012.

(9)	Dr. Grebow had outstanding options to purchase an aggregate of 37,637 shares as of December 31, 2011.
(10)	Dr. McKinnell had outstanding options to purchase an aggregate of 13,749 shares as of December 31, 2011.
(11)	Mr. Zerbe had outstanding options to purchase an aggregate of 30,554 shares as of December 31, 2011.

All of our directors are eligible to participate in our 2006 equity incentive plan and our employee director is eligible to participate in our employee stock purchase plan.  For a more detailed description of these plans, see “— Employee Benefit Plans.”

Each director who is not an employee of the Company receives a $20,000 annual retainer fee for service as a member of the Board of Directors.  Each director receives a $5,000 annual committee participation retainer fee for participation on one or more committees.  Each director upon election or appointment to the board, receives a grant of a stock option to purchase up to 20,000 shares of common stock which vests monthly over forty-eight months.  Each director also receives an annual grant of a stock option to purchase of up to 10,000 shares of common stock, which in the year of their initial election or appointment is pro-rated.  Stock options provided as an annual grant vest monthly over the fiscal year. We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors and committees of the Board of Directors. In December 2011, the Compensation Committee of the Board of Directors approved an annual grant of restricted stock units to each director who is not an employee.  The restricted stock units vest on January 1 of the year following the award date.

In 2011, Radford conducted a review of our non-employee director compensation practices and made a recommendation based on a comparison to our peer group.  In December 2011, the Compensation Committee approved changes to our non-employee director compensation.  Effective on January 1, 2012, each director who is not an employee of the Company will receive a $40,000 annual retainer fee for service as a member of the Board of Directors.  Each director receives an additional annual retainer fee for participating as a chair or a member of a committee as follows:  Audit Committee Chair/Member $20,000/$10,000, Compensation Committee Chair/Member: $15,000/$7,500, Nominating and Governance Chair/Member: $10,000/$5,000, Strategy and Science Chair/Member: $20,000/$10,000.  Each director upon election or appointment to the board of directors, receives a grant of a stock option to purchase up to 20,000 shares of common stock which vests monthly over 36 months.  Each director also receives an annual grant of 10,000 restricted stock units.  The restricted stock units vest on January 1 of the year following the award date.

Stock Ownership Guidelines

In February 2012, we adopted stock ownership guidelines applicable to our executive officers and directors.  The purpose of stock ownership guidelines is to align the interests of our directors and executive officers with the interest our stockholders and to further promote our commitment to sound corporate governance.  The guidelines are intended to require the covered individuals to accumulate a substantive interest in our common stock during the initial time period and to maintain that interest thereafter.

Indemnification and Insurance

We have entered into indemnification agreements with each of our executive officers and directors.  These indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law.  In addition, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership information of our common stock by:

•      each person known to us to be the beneficial owner of more than 5% of our common stock;

•      each named executive officer;

•      each of our directors; and

•      all of our executive officers and directors as a group.

We have based our calculation of the percentage of beneficial ownership of 46,747,049 shares of common stock outstanding on March 12, 2012.

Each individual or entity shown in the table has furnished information with respect to beneficial ownership. The information with respect to our executive officers and directors is as of March 12, 2012 unless otherwise noted. The information with respect to certain significant stockholders is based on filings by the beneficial owners with the SEC pursuant to section 13(d) and 13(g) of the Exchange Act. We have determined beneficial ownership in accordance with the SEC’s rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 10, 2012, which is 60 days after March 12, 2012. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

We believe that funds or affiliates managed by Ruentex Group may own up to approximately 4.7 million shares. The details of the number of shares that the Ruentex Group beneficially owned are not available.  Except as otherwise noted below, the address for each person or entity listed in the table is c/o Optimer Pharmaceuticals, Inc., 10110 Sorrento Valley Road, Suite C, San Diego, California 92121.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
FMR LLC (1) 82 Devonshire Street Boston, MA 02109	6,996,787	15.0%
Fred Alger Management, Inc. (2) 360 Park Avenue South New York, NY 10010	3,317,747	7.1%
Sectoral Asset Management Inc.(3) 2020-1000 Sherbrooke Street West Montreal, PQ H3A 3G4, Canada	3,091,355	6.6%
BlackRock, Inc.(4) 40 East 52nd Street New York, NY 10010	2,772,137	5.9%
T. Rowe Price Associates, Inc. (5) 100 E. Pratt Street Baltimore, MD 21202	2,339,249	5.0%
Pictet-Biotech (6) 1 Boulevard Royal Luxembourg, Luxembourg L-2016 N4 2016	2,316,155	5.0%
Directors and Named Executive Officers:
Pedro Lichtinger (7)	185,476	*
John D. Prunty (8)	225,354	*
Youe-Kong Shue (9)	178,274	*
Linda E. Amper (10)	31,250	*
Gregory E. Papaz (11)	34,927	*
Anthony E. Altig (12)	45,000	*
Mark Auerbach (13)	35,961	*
Joseph Y. Chang (14)	234,417	*
Michael N. Chang (15)	1,632,548	3.4%
Peter E. Grebow (16)	40,693	*
Henry A. McKinnell (17)	26,666	*
Robert L. Zerbe (18)	33,818	*
All directors and executive officers as a group (14 persons)(15)	2,934,353	6.2%

*	Less than 1%.
(1)

A report on Schedule 13G filed with the SEC on February 14, 2012 indicates that FMR LLC had sole voting power with respect to 47,300 shares of common stock and had sole power to dispose or to direct the disposition of 6,996,787 shares of common stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of Optimer Pharmaceuticals, Inc. No one person’s interest in the common stock is more than five percent of the total outstanding common stock of Optimer Pharmaceuticals, Inc.

(2)

A report on Schedule 13G filed with the SEC on January 10, 2012 indicates that Fred Alger Management, Inc. and Alger Associates, Incorporated had the dispositive power and sole voting power with respect to 3,317,747 shares of common stock. By virtue of the Alger family’s ownership of a controlling interest in Alger Associates, Incorporated, which indirectly owns by Fred Alger Management, Inc., ownership of the shares may be imputed to the Alger family.

(3)

A report on Schedule 13G filed with the SEC on February 14, 2012 indicates that Sectoral Asset Management, Inc., Jerome G. Pfund and Michael L. Sjostrom have sole voting power with respect to 2,895,155 shares of common stock and had sole power to dispose or to direct the disposition of 3,091,355 shares of common stock. Various persons, as an investment advisory client of Sectoral Asset Management, Inc., have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of the issuer. To the knowledge to Sectoral Asset Management, Inc., no one such person’s interest in the common stock of the issuer is more than five percent of the total outstanding common stock of the issuer other than Pictet Funds-Biotech, a Luxemburg investment company that beneficially owns 5.1% of the common stock of the issuer.

(4)

A report on Schedule 13G filed with the SEC on February 9, 2012 indicates that BlackRock Inc. had sole voting power and had sole power to dispose or to direct the disposition of 2,772,137 shares of common stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock. No one person’s interest in the common stock is more than five percent of the total outstanding common stock.

(5)

A report on Schedule 13G filed with the SEC on February 10, 2012 indicates that T. Rowe Price Associates, Inc. had sole voting power with respect to 251,949 shares of common stock and had sole dispositive power of 2,339,249 shares of common stock. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, , is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Except as may be indicated if this is a joint filing with one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (“T. Rowe Price Funds”), not more than 5% of the class of such securities is owned by any client subject to the investment advice of Price Associates. With respect to securities owned by any one of the T.Rowe Price Funds, only State Bank and Trust Company, as custodian of each of such Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such Fund participate proportionately in any dividends and distributions so paid.

(6)	A report on Schedule 13G filed with the SEC on February 22, 2012 indicates that Pictet-Biotech had sole voting power with respect to 2,316,155 shares of common stock.
(7)

Includes (i) 34,893 shares of common stock held by Mr. Lichtinger; (ii) 144,333 shares of common stock that Mr. Lichtinger has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options and 6,250 shares underlying a restricted stock unit that will vest within 60 days of March 12, 2012.

(8)

Includes (i) 12,985 shares of common stock held by Mr. Prunty and (ii) 212,369 shares of common stock that Mr. Prunty had the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options. In connection with his termination on April 6, 2012, the unvested portion of all stock options held by Mr. Prunty were cancelled other than that portion subject to accelerated vesting if Mr. Prunty complies with the terms of our Severance Benefit Plan.

(9)

Includes (i) 94,230 shares of common stock held by Dr. Shue; (ii) 78,506 shares of common stock that Dr. Shue had the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options; and (iii) 5,538 shares of common owned by his wife, Liang-Yu Wei. In connection with his termination on April 6, 2012, the unvested portions of stock options held by Dr. Shue were cancelled and Dr. Shue has three months from the date of his termination to exercise the vested portion of any stock option.

(10)	Includes 31,250 shares of common stock that Dr. Amper has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.
(11)

Includes (i) 1,594 shares of common stock held by Mr. Papaz, and (ii) 33,333 shares of common stock that Mr. Papaz has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.

(12)

Includes (i) 5,000 shares of common stock held by our director, Mr. Altig; and (ii) 40,000 shares of common stock that our director, Mr. Altig, has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.

(13)

Includes (i) 2,500 shares of common stock held by our director, Mr. Auerbach; and (ii) 33,461 shares of common stock that Mr. Auerbach has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.

(14)

Includes (i) 94,806 shares of common stock held by our director, Dr. Chang; (ii) 47,305 shares of common stock that Dr. Chang has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options; and (iii) 92,306 shares of common stock held by his wife, Wan Ping Chang.

(15)

Includes (i) 478,256 shares of common stock held by Dr. Chang; (ii) 671,531 shares of common stock that Dr. Chang has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options; (iii) 338,146 shares of common owned by his wife, Tessie M. Che, our former Chief Operating Officer; and (iv) 144,615 shares that Ms. Che holds or has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.

(16)	Includes 40,693 shares of common stock that our director, Dr. Grebow, has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.
(17)

Includes (i) 10,000 shares of common stock held by our director, Dr. McKinnell; and (ii) 16,666 shares of common stock that Dr. McKinnell has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.

(18)	Includes 33,818 shares of common stock that our director, Dr. Zerbe, has the right to acquire from us within 60 days of March 12, 2012 pursuant to the exercise of stock options.
(19)

Includes an aggregate of 229,969 shares of common stock that our executive officers other than named executive offices have the right to acquire from us 60 days of March 12, 2012 pursuant to the exercise of stock options and the shares described in footnotes (7) through (18) above.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information with respect to all of our equity compensation plans in effect as of December 31, 2011:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders (2)	4,171,125	$10.08	1,485,429
Equity compensation plans not approved by security holders (3)	2,152,375	12.58	421,125
Total	6,323,500	$10.95	1,906,554

(1)          The weighted-average exercise price does not take into account the 141,000 shares subject to outstanding restricted stock units which have no exercise price.

(2)          Represents shares of our common stock issuable under the 2006 Equity Incentive Plan (other than the additional shares described in Footnote 3, the Optimer Pharmaceuticals, Inc. Employee Stock Purchase Plan (the “ESPP”) and the Optimer Pharmaceuticals, Inc. 1998 Stock Plan (the “1998 Plan”). The 2006 Equity Incentive Plan was originally adopted by our Board of Directors in December 2006 and approved by our stockholders in January 2007. A total of 2,000,000 shares of our common stock were initially made available for issuance under the Prior Plan. The Prior Plan provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year, beginning with our 2008 fiscal year, equal to the lesser of (i) 5% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year; (ii) 750,000 shares; or (iii) such other amount as the Board of Directors may determine. Pursuant to this provision, 750,000 additional shares of our common stock were reserved for issuance under the Prior Plan on January 1, 2010 and 2009. Under the Prior Plan, the exercise price of options granted must at least be equal to the fair market value of our common stock on the date of grant. The Prior Plan is administered by the Compensation Committee. As of December 31, 2011, there were 921,391 shares available for issuance pursuant to future grants and options outstanding to purchase 3,614,840 shares of our common stock under the 2006 Plan at a weighted-average exercise price of $11.07 per share. The weighted-average exercise price does not take into account the shares subject to outstanding restricted stock units which have no exercise price. As of December 31, 2011, there were 141,000 shares reserved for issuance upon the vesting of outstanding restricted stock units.

The ESPP was originally adopted by our Board of Directors in December 2006 and approved by our stockholders in January 2007.  A total of 200,000 shares of our common stock were initially made available for sale under the ESPP.  In addition, the ESPP provides for annual increases in the number of shares available for issuance under the ESPP on the first day of each fiscal year, beginning with our 2008 fiscal year, equal to the lesser of (i) 3% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year; (ii) 300,000 shares; or (iii) such other amount as may be determined by the Board of Directors. Pursuant to this provision, 300,000 additional shares of our common stock were reserved for issuance under the ESPP on January 1, 2008. The Board of Directors determined to reserve zero additional shares under the ESPP as of January 1, 2011 and 2010.  The ESPP allows for qualified employees to purchase shares of our common stock at a price equal to the lower of 85% of the closing price at the beginning of the offering period or 85% of the closing price at the end of each purchase period. The ESPP is implemented by one offering period during each six-month period; provided, however, our Board of Directors may alter the duration of an offering period without stockholder approval. Employees may authorize up to 10% of their compensation for the purchase of stock under the ESPP, provided that an employee may not accrue the right to purchase stock at a rate of more than $25,000 of the fair market value of our common stock for each calendar year in which the purchase right is outstanding and that an employee may not purchase more than 2,500 shares of common stock during any offering period. As of December 31, 2011, there were 235,962 shares of common stock issued and 564,038 shares available for future issuance under the ESPP, including shares subject to outstanding rights under the current offering period.

In November 1998, the Company adopted the 1998 Plan.  The Company terminated and ceased granting options under the 1998 Plan upon the closing of the Company’s initial public offering in February 2007. As of December 31, 2011, there were 415,285 shares of our common stock reserved for issuance pursuant to options outstanding under the 1998 Plan.

(3)          In March and June 2011, our Board of Directors amended the 2006 Equity Incentive Plan to provide for the reservation of an additional 1,750,000 and 1,000,000 shares, respectively, of our common stock to be issued exclusively for the grant of awards to individuals not previously an employee or non-employee director of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.  Ernst & Young LLP has audited the Company’s financial statements since its inception in November 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.  However, our Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm as our independent registered public accounting firm.  Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees and Services

The following table represents aggregate fees for services provided to the Company for the fiscal years ended December 31, 2011 and 2010, by Ernst & Young LLP, the Company’s principal accountant.

	Fiscal Year Ended (in thousands)
	2011	2010
Audit Fees (1)	$584	$375
Audit-related Fees (specifically describe audit-related fees incurred) (2)	125	—
Tax Fees (specifically describe tax fees incurred)	379	—
All Other Fees (specifically describe all other fees incurred)	—	—
Total Fees	$1,088	$375

(1)          Audit Fees consist of fees billed for professional services performed by Ernst & Young LLP, including out-of-pocket expenses. The amounts presented relate to the audit of our annual financial statements, review of our registration statements on Form S-8 and S-3, our prospectus supplement and the related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)          Audit-Related Fees consist of fees for professional services performed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and are not reported as Audit Fees. The amounts presented are related to consultation on matters such as our internal controls review, the impact of final or proposed regulatory guidance and the accounting treatment or disclosure of transactions or events.

(3)          Tax fees consist of fee for tax compliance and consultations.

All 2011 and 2010 fees described above were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst &Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, and audit-related services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-

approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young is compatible with maintaining the registered public accounting firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  Pursuant to the Dodd-Frank Act, this vote is an advisory vote only and is not binding on the Company or its Board of Directors.

Although the vote is non-binding, the Compensation Committee and the Board of Directors value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.

The compensation of our named executive officers subject to the vote is disclosed in the “Compensation Discussion & Analysis on pages 13 to 26 and in the Summary Compensation Table and subsequent tables on pages 18 to 26. As described more fully in those disclosures, our named executive officers, as identified on page 16 are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles, and stockholder interests and concerns. Our compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with our stockholders’ interests, consistent with current market practices.

The compensation of our named executive officers during our fiscal year ending December 31, 2011 is consistent with the following achievements and financial performance:

•      obtain regulatory approvals in the U. S. and European Union;

•      build a commercial  structure in the U.S. within 3 months of registration;

•      submission of a New Drug Application for fidaxomicin which was accepted for priority review by the U.S. Food and Drug Administration and generating over $12.3 million of U.S. DIFICID product sales;

•      continue in strengthening our patent portfolio for fidaxomicin;

•      entry into collaboration, partnership and/or co-promotion agreements for fidaxomicin; and

•      development and progress of a life cycle strategy for DIFICID and implementation of an oral suspension pediatric plan.

We are requesting your non-binding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Unless the Board of Directors decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executives, the next scheduled say-on-pay vote will be at the 2013 Annual Meeting of Stockholders.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF 2012 EQUITY INCENTIVE PLAN

The Optimer Pharmaceuticals, Inc. 2012 Equity Incentive Plan (the “2012 Equity Plan”) was adopted by the Board of Directors on February 29, 2012 and subsequently amended by the Board of Directors on March 27, 2012, subject to stockholder approval. The 2012 Equity Plan is the successor to and continuation of the Optimer Pharmaceuticals, Inc. 2006 Equity Incentive Plan (the “Prior Plan”).

If this Proposal 4 is approved by our stockholders, the 2012 Equity Plan will become effective upon the date of the annual meeting and no additional stock awards will be granted under the Prior Plan (although all outstanding stock awards granted under the Prior Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the Prior Plan). In the event that our stockholders do not approve this Proposal 4, the 2012 Equity Plan will not become effective and the Prior Plan will continue in its current form.

The approval of the 2012 Equity Plan will allow us to continue to grant stock options and other awards at levels determined appropriate by our Board of Directors and Compensation Committee. The 2012 Equity Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.

Approval of the 2012 Equity Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance awards under the 2012 Equity Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code denies a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million.  However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation and we believe it is in the best interests of the Company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. For the grant of awards under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested or exercisable). These terms must be approved by the stockholders and, accordingly, our stockholders are requested to approve the 2012 Equity Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the 2012 Equity Plan (as described in the summary below).

Description of the 2012 Equity Incentive Plan

The material features of the 2012 Equity Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2012 Equity Plan. Stockholders are urged to read the actual text of the 2012 Equity Plan in its entirety, which is appended as Appendix A to the copy of this Proxy Statement filed with the Securities and Exchange Commission (the “SEC”), which may be accessed from the SEC’s website at www.sec.gov and which we made available online at http://www.proxyease.com/optimerpharma/2012.

Types of Awards

The terms of the 2012 Equity Plan provide for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

If this Proposal 4 is approved, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2012 Equity Plan will not exceed 11,731,037 shares (the “Share Reserve”).  Such maximum number of shares reserved for issuance consists of (1) 3,400,000 newly requested shares and (2) the number of unallocated shares remaining available for the grant of new awards under the Prior Plan as of the effective date of the 2012 Equity Plan and the shares subject to outstanding stock awards granted under the Prior Plan that on or after the effective date of the 2012 Equity Plan (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award other than a stock option or stock appreciation right (collectively, the “Returning Shares”).

The number of shares available for issuance under the 2012 Equity Plan is reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.6 shares for each share of common stock issued pursuant to a restricted stock award, restricted stock unit award, performance stock award, or other stock award.

If a stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued in full or is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be available for issuance under the 2012 Equity Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required to vest such shares, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the 2012 Equity Plan. Any shares reacquired by us pursuant to our withholding obligations in connection with a restricted stock award, restricted stock unit award, performance stock award or other stock award will become available for issuance under the 2012 Equity Plan.

Any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”) will not again become available for issuance under the 2012 Equity Plan.  Additionally, any shares reacquired by us pursuant to our withholding obligations in connection with a stock option or stock appreciation right or as consideration for the exercise of a stock option or stock appreciation right will not again become available for issuance under the 2012 Equity Plan.

To the extent there is a share of common stock issued pursuant to a restricted stock award, restricted stock unit award, performance stock award or other stock award and such share of common stock again becomes available for issuance under the 2012 Equity Plan, then the number of shares of common stock available for issuance under the 2012 Plan will increase by 1.6 shares.

As of January 31, 2012, there were 1,901,043 shares available for grant under the Prior Plan, all of which were grantable in the form of stock options, stock appreciation rights and stock awards other than options and stock appreciation rights.  Of these 1,901,043 shares, 253,250 shares were available for the grant of stock awards to individuals not previously employees or non-employee directors of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.  As of January 31, 2012, stock options to purchase approximately 6,253,994 shares were outstanding and awards other than stock options covering an aggregate of 176,000 shares were outstanding. We had no outstanding stock appreciation rights as of January 31, 2012. The weighted-average exercise price of all stock options outstanding as of January 31, 2012 was $10.99, and the weighted-average remaining term of such stock options was 8.0 years. As of March 12, 2012, the closing price of our common stock as reported on the Nasdaq Global Select Market was $12.31 per share and a total of 46,747,049 shares of our common stock were outstanding.  As of January 31, 2012, no awards have been granted under the 2012 Equity Plan.

Eligibility

All of our approximately 278 employees,7 directors and no consultants as of February 29, 2012 are eligible to participate in the 2012 Equity Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2012 Equity Plan only to our employees (including officers) and employees of our affiliates.

Section 162(m) Limits

Under the 2012 Equity Plan, a maximum of 5,000,000 shares of our common stock may be granted to any one participant during any one calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum amount covered by performance awards that may be granted to any one participant in any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 5,000,000 shares of our common stock in the case of performance stock awards and $5,000,000 in the case of performance cash awards. Such limits are designed allow us to grant awards that are exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The 2012 Equity Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2012 Equity Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the 2012 Equity Plan to the Compensation Committee, but may, at any time, revert in itself some or all of the power previously delegated to the Compensation Committee.  Each of the Board of Directors and the Compensation Committee are considered to be the “Plan Administrator” for purposes of this Proposal. Subject to the terms of the 2012 Equity Plan, the Plan Administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2012 Equity Plan.

The Plan Administrator may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that such delegation must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2012 Equity Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise, purchase or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the 2012 Equity Plan pursuant to stock option agreements. The 2012 Equity Plan permits the grant of stock options that qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”). Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2012 Equity Plan may not exceed ten years and, in some cases (see “Limitations” below), may not exceed five years. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the 2012 Equity Plan generally terminate three months after termination of the optionholder’s service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder’s termination, or (iv) the stock option by its terms specifically provides otherwise. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2012 Equity Plan will be determined by the Plan Administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the Plan Administrator.

Stock options granted under the 2012 Equity Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2012 Equity Plan may be subject to different vesting schedules as the Plan Administrator may determine. The Plan Administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the Plan Administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the Plan Administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•                  the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

•                  the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the 2012 Equity Plan is 10,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the 2012 Equity Plan pursuant to restricted stock award agreements.  A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator.  Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator.  Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.  Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2012 Equity Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2012 Equity Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant.  The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2012 Equity Plan.

Performance Awards

The 2012 Equity Plan allows us to grant cash and stock based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board of Directors also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria (“performance criteria”) enumerated in the 2012 Equity Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied.

Performance goals under the 2012 Equity Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board of Directors.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, the Compensation Committee (and the Board of Directors, to the extent that an award is not intended to comply with Section 162(m) of the Code) may provide that performance will be appropriately adjusted as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.  In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2012 Equity Plan.  The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2012 Equity Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions

In the event of a corporate transaction (as defined in the 2012 Equity Plan and described below), the Board of Directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

•      arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•    arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•    accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•    arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the award;

•      cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

•      make a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2012 Equity Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the 2012 Equity Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2012 Equity Plan) as may be provided in the stock award agreement or other written agreement with the participant, but in the absence of such provision, no such acceleration will occur.

Plan Amendments and Termination

Our Board of Directors will have the authority to amend or terminate the 2012 Equity Plan at any time. However, except as otherwise provided in the 2012 Equity Plan, no amendment or termination of the 2012 Equity Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2012 Equity Plan as required by applicable law and listing requirements. No ISOs may be granted under the 2012 Equity Plan after the tenth anniversary of the earlier of the date the 2012 Equity Plan was adopted by the Board of Directors or approved by our stockholders.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2012 Equity Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2012 Equity Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the 2012 Equity Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2012 Equity Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards under the 2012 Equity Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the 2012 Equity Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the 2012 Equity Plan.

Required Vote and Board of Directors Recommendation

Approval of Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

Our Board of Directors believes that approval of Proposal 4 is in our best interests and the best interests of our stockholders for the reasons stated above.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors is requesting stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 75,000,000 shares to 150,000,000 shares.  On  March 27, 2012, our Board of Directors adopted resolutions approving and authorizing the foregoing amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.

If our stockholders approve this Proposal 5, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock as soon as practicable following stockholder approval.  Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the second paragraph of ARTICLE IV of our Amended and Restated Certificate of Incorporation will read as follows:

“150,000,000 shares of Common Stock, par value $0.001 per share.  Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.”

Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 85,000,000 shares of capital stock, consisting of 75,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. An increase in the number of authorized shares of our common stock to 150,000,000 shares will increase our total authorized capitalization to 160,000,000 shares of capital stock.

Of the 75,000,000 shares of our common stock currently authorized, as of the close of business on January 31, 2012, there were 46,693,971 shares of common stock outstanding.  In addition, as of January 31, 2012:

•      176,000 shares of our common stock were issuable upon the exercise of stock options or pursuant to restricted stock unit awards outstanding under our equity incentive and stock option plans;

•      no shares of our common stock were issuable upon exercise of outstanding warrants;

•      1,901,043 shares of common stock were reserved for future issuance under our  2006 Equity Incentive Plan (not including the 3,400,000 shares which would be reserved under our proposed 2012 Equity Incentive Plan, if approved by the stockholders at the Annual Meeting as described in Proposal 4); and

•      564,038 shares of common stock were reserved for future issuance under our Employee Stock Purchase Plan.

Although at present our Board of Directors has no definitive plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future.  The additional shares may be used for various purposes without further stockholder approval.  These purposes may include raising capital to support future operations; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the Company’s business or products through acquisitions or licensing arrangements; and other purposes.

In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, and if this Proposal 5 is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities the Compensation Committee deems appropriate could adversely impact our ability to achieve these goals.  Our Board of Directors also believes that the proposed increase in authorized common stock will make sufficient shares available to provide the additional flexibility necessary to pursue our strategic objectives, which over the past several years has allowed us to pursue a number of financing transactions that were key to enabling our growth.  In short, if our stockholders do not approve this Proposal 5, we may not be able to access the capital markets, complete acquisition transactions, corporate collaborations or partnerships or attract, retain and motivate employees or pursue other business opportunities integral to our growth and success.

The additional common stock to be authorized by stockholder approval of this Proposal 5 would have rights identical to the currently outstanding shares of our common stock.  Approval of this Proposal 5 and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding share of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock.  The additional shares of common stock authorized by the approval of this Proposal 5 could be issued by our Board of Directors without further vote of our stockholders except as may be required in particular cases by our Amended and Restated Certificate of Incorporation, applicable law, regulatory agencies or the rules of the Nasdaq Stock Market. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right thereunder to purchase any new issue of common stock in order to maintain their proportionate ownership interests.

Stockholder approval of this Proposal 5 requires a “FOR” vote from the holders, either present in person or by proxy, of at least a majority of our outstanding shares of common stock. As a result, abstentions and broker non-votes, if any, will have the same effect as against votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on a review of such reports filed with the SEC, all Section 16(a) forms required to be filed by our directors and executive officers and persons owning more than 10% of our common stock during 2011 were timely filed except that one report, covering one transaction, was filed late by each of Dr. Michael Chang, Gregory Papaz, Pedro Lichtinger and Tessie Che.

TRANSACTIONS WITH RELATED PERSONS

The following includes a description of transactions since January 1, 2011 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of our directors, executive officers or holders of more than 5% of our capital stock, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. Absent approval by our Board of Directors, our Audit Committee generally reviews and approves in advance any proposed related party transactions.

Stock Option Grants and Awards to Executive Officers

In September 2011, the Compensation Committee granted performance-based restricted stock units covering an aggregate of 3,000,000 of the Company’s existing shares of OBI, our subsidiary in Taiwan, to Mr. Lichtinger, Mr. Prunty, Dr. Shue,  Dr. Michael Chang and Dr. Tessie Che.  The OBI shares underlying the performance-based restricted stock units will be issued upon OBI’s achievement of a specified corporate goal and will be subject to forfeiture to the extent the recipient’s service with the Company terminates prior to the three year anniversary of the share issuance date. In connection with their terminations on April 6, 2012, the performance-based restricted stock units granted to each of Mr. Prunty and Dr. Shue were forfeited.

In connection with Dr. Shue’s service as the President and Chief Executive Officer of OBI, he received an option from OBI to purchase 1,000,000 shares of OBI’s common stock at a price of 10 New Taiwan dollars per share.

Participation in OBI Direct Offerings

In February 2012, Mr. Lichtinger and funds in which Dr. Michael Chang has an ownership interest participated in a direct offering of stock by OBI.  Mr. Lichtinger and the Funds in which Dr. Michael Chang has an ownership interest purchased 924,000 and 7,080,981, respectively, of the new shares at 15 New Taiwan Dollars per share which is the same price paid by other participants of the offering.

Consulting Agreement with Michael Chang

In May 2010 we entered into a separation and consulting agreement with Dr. Michael Chang (the “Consulting Agreement”) pursuant to which Dr. Chang will provide general consulting services to us in exchange for compensation in the form of consulting fees of $12,500 per month and stock options to purchase up to an aggregate of 400,000 shares of our common stock, which vest over time beginning on the dates certain regulatory filings are accepted and approved.  The Consulting Agreement was terminated in April 2012.  Dr. Chang may continue to be eligible for stock option grants under our Equity Incentive Plan.

In January 2012, we and Tessie M. Che, Ph.D., our then-Chief Operating Officer and Senior Vice President and Dr. Michael Chang’s wife, reached a mutual agreement that Dr. Che would cease employment with us effective immediately.  Dr. Che entered into a separation agreement with us entitling her to receive severance benefits, which will include twenty-four months of salary continuation and reimbursement for medical benefits, an additional cash payment of $130,900 related to a bonus for which she would have been eligible under our 2011 Incentive Compensation Plan, accelerated vesting and extended exercisability of outstanding equity awards and reimbursement for certain expenses.

Transactions between Optimer Pharmaceuticals, Inc. and OBI

Dr. Michael Chang, who is a current director and the former Chairman of the Board of Directors, is also an investor in OBI. Below is a description of transactions between us and OBI:

Intellectual Property Assignment and License Agreement. In October 2009, we entered into an Intellectual Property Assignment and License Agreement with OBI pursuant to which we assigned to OBI certain patent rights, information and know-how related to OPT-88 and OPT-822/821.  In anticipation of these transactions, we also assigned, and OBI assumed, our rights and obligations under related license agreements with Memorial Sloan-Kettering Cancer Center and The Scripps Research Institute.  Under this agreement, we are eligible to receive up to $10 million in milestone payments for each product developed under the development programs and are also eligible to receive royalties on net sales of any product which is commercialized under the programs.

Letter Agreement. In January 2012, we entered into a letter of agreement with OBI in which OBI granted to us a right of first refusal until October 2019 to obtain an exclusive, royalty-bearing license to OPT-822/821 in any territory except certain countries in Asia.

Optimer Management Services and Cost Sharing. We provide management assistance to OBI. Prior to his termination in April 2012, this was primarily Dr. Shue’s services to OBI as its Chief Executive Officer and from time to time full time employee billable hours for research or analysis performed by our employees for OBI. We also pay certain expenses on behalf of OBI such legal, consulting, laboratory supplies and shipping costs. We bill OBI for these costs on a monthly basis. For the 2011 fiscal year, we billed OBI $272,967 for these management services and expenses.

Indemnification and Insurance

We have entered into indemnification agreements with each of our executive officers and directors. These indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law. In addition, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Optimer stockholders will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or Optimer.  Direct your written request to Optimer Pharmaceuticals, Inc., Attention: Corporate Secretary, 10110 Sorrento Valley Road, Suite C, San Diego, CA  92121 or contact us at (858) 909-0736.  Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Pedro Lichtinger
President and Chief Executive Officer

April 20, 2012

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2011 is available without charge upon written request to: Corporate Secretary, Optimer Pharmaceuticals, Inc., 10110 Sorrento Valley Road, Suite C, San Diego, CA 92121.

APPENDIX A

OPTIMER PHARMACEUTICALS, INC.

2012 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS:  FEBRUARY 29, 2012

AMENDED BY THE BOARD OF DIRECTORS: MARCH 27, 2012

[APPROVED BY THE STOCKHOLDERS:  MAY 9,  2012]

1.             GENERAL.

(a)           Successor to and Continuation of Prior Plan.  The Plan is intended as the successor to and continuation of the Optimer Pharmaceuticals, Inc. 2006 Equity Incentive Plan (the “Prior Plan”).  Following the Effective Date, no additional stock awards may be granted under the Prior Plan.  Any unallocated shares remaining available for issuance pursuant to the exercise of options or issuance or settlement of stock awards not previously granted under the Prior Plan as of 12:01 a.m. Pacific time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for issuance pursuant to Stock Awards granted hereunder.  In addition, from and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award other than a stock option or stock appreciation right (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3 below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder.  All Awards granted on or after 12:01 a.m. Pacific time on the Effective Date of this Plan will be subject to the terms of this Plan.

(b)           Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards.

(c)           Available Awards.  The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)           Purpose.  The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.             ADMINISTRATION.

(a)           Administration by Board.  The Board will administer the Plan.  The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)           Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)           To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)         To settle all controversies regarding the Plan and Awards granted under it.

(iv)          To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v)           To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi)          To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan.  Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)        To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii)       To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)           To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)           Delegation to Committee.

(i)            General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Committee may, at any time, abolish the subcommittee and/or revert in the Committee any powers delegated to the subcommittee.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revert in the Board some or all of the powers previously delegated.

(ii)           Section 162(m) and Rule 16b-3 Compliance.  The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(a)           Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.  The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(b)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(c)           Cancellation and Re-Grant of Stock Awards.  Neither the Board nor any Committee will have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action prior to such an event in accordance with applicable  law.

3.             SHARES SUBJECT TO THE PLAN.

(a)           Share Reserve.

(i)            Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A)                      shares (which number is the sum of (i) the number of shares (                    ) subject to the Prior Plan’s Available Reserve and (ii) an additional 3,400,000 new shares) plus (B) the Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).  For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.  Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).  Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii)           Subject to subsection 3(b), if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(iii)         Subject to subsection 3(b), the number of shares available for issuance under the Plan will be reduced by: (i) one (1) share for each share of Common Stock issued pursuant to (A) an Option with respect to which the exercise price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant, or (B) a Stock Appreciation Right with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) 1.6 shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award.

(b)           Reversion of Shares to the Share Reserve.

(i)            Shares Available For Subsequent Issuance.  If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan.  To the extent (A) there is issued a share of Common Stock pursuant to a Stock Award that counted as 1.6 shares against the number of shares available for issuance under the Plan pursuant to Section 3(a) or (B) any Returning Share that was granted under the Prior Plan pursuant to a stock award other than a stock option or stock appreciation right, and in either (A) or (B) such share of Common Stock becomes available for issuance under the Plan pursuant to Section 1(a), Section 3(a) or this Section 3(b), then the number of shares of Common Stock available for issuance under the Plan will increase by 1.6 shares.  Also, each share reacquired by the Company pursuant to Section 8(h) in connection with a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award will again become available for issuance under the Plan pursuant to this Section 3(b) and will increase the number of shares of Common Stock available for issuance under the Plan by 1.6 shares.

(ii)           Shares Not Available For Subsequent Issuance.  If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant will no longer be available for issuance under the Plan.  Also, any shares reacquired by the Company pursuant to Section 8(h) upon the exercise of an Option or Stock Appreciation Right or as consideration for the exercise of an Option or Stock Appreciation Right will no longer be available for issuance under the Plan.

(c)           Incentive Stock Option Limit.  Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 10,000,000 shares of Common Stock.

(d)           Section 162(m) Limitations.  Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i)            A maximum of 5,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year.  Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii)           A maximum of 5,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)         A maximum of $5,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)           Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.             ELIGIBILITY.

(a)           Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)           Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.             PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)           Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b)           Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted.  Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.

(c)           Purchase Price for Options.  The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment.  The permitted methods of payment are as follows:

(i)            by cash, check, bank draft or money order payable to the Company;

(ii)           pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)         by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)          if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)            in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)           Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)           Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)            Restrictions on Transfer.  An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant.  The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)           Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2).  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)         Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)            Vesting Generally.  The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal.  The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)           Termination of Continuous Service.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)           Extension of Termination Date.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.  In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)            Disability of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)            Death of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement.  If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)           Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)            Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.             PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)           Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical.  Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)           Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)         Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)          Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)            Dividends.  A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)           Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical.  Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)           Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)         Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)          Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)            Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)          Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)           Performance Awards.

(i)            Performance Stock Awards.  A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii) above) that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)           Performance Cash Awards.  A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.

The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)         Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv)          Section 162(m) Compliance.  Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain.  Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)           Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6.  Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.             COVENANTS OF THE COMPANY.

(a)           Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)           Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)           No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.             MISCELLANEOUS.

(a)           Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b)           Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(c)           Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)           No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)           Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)            Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)           Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)           Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means  or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)            Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)            Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company.  The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)           Compliance with Section 409A.  To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code.  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

9.             ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)           Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)           Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)           Corporate Transaction.  The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.  In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)           arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)         accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv)          arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)            cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)          make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or  portions thereof or with respect to all Participants.  The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)           Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.          TERMINATION OR SUSPENSION OF THE PLAN.

(a)           The Board may suspend or terminate the Plan at any time.  No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           No Impairment of Rights.  Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.          EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

12.          CHOICE OF LAW.

The laws of the State of California will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.          DEFINITIONS.  As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)           “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)           “Award” means a Stock Award or a Performance Cash Award.

(c)           “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f)            “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)         there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)          individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(h)           “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)            “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)            “Common Stock” means the common stock of the Company.

(k)           “Company” means Optimer Pharmaceuticals, Inc., a Delaware corporation.

(l)            “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m)          “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)           “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)         a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)          a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o)           “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p)           “Director” means a member of the Board.

(q)           “Disability” means, with respect to a Participant,  the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and

409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)           “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2012 provided this Plan is approved by the Company’s stockholders at such meeting.

(s)            “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)            “Entity” means a corporation, partnership, limited liability company or other entity.

(u)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w)          “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)           Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)         In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)           “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)           “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z)           “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa)         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb)         “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)         “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd)         “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee)         “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff)          “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(gg)         “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh)         “Own,” “Owned,” “Owner,” “Ownership”  A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)           “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj)           “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk)         “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(ll)           “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

(mm)      “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)         “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo)         “Plan” means this Optimer Pharmaceuticals, Inc. 2012 Equity Incentive Plan.

(pp)         “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)         “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr)         “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss)          “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)         “Rule 405” means Rule 405 promulgated under the Securities Act.

(vv)         “Rule 701” means Rule 701 promulgated under the Securities Act.

(ww)       “Securities Act” means the Securities Act of 1933, as amended.

(xx)         “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy)         “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz)         “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa)      “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb)      “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ccc)       “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

OPTIMER PHARMACEUTICALS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2012

The undersigned hereby appoints Pedro Lichtinger and Kurt M. Hartman, and each of them, as proxies of the undersigned, with full power of substitution and revocation, to vote all of the shares of stock of Optimer Pharmaceuticals, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Optimer Pharmaceuticals, Inc. to be held at Le Parker Meridian Hotel located at 119 west 56th Street, New York, New York, 10019 on Wednesday, May 9, 2012, at 8:00 a.m. (Eastern time), and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, on the following matters and in accordance with the following instructions, and with discretionary authority as to any other business that may properly come before the meeting. The undersigned hereby revokes all previously submitted proxies for the Annual Meeting of Stockholders to be held on May 9, 2012.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no direction is indicated, this proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, 3, 4 and 5, as more specifically described in the Proxy Statement, and in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

Please vote, date and promptly return this proxy card in the enclosed return envelope which is postage prepaid if mailed in the United States.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

(CONTINUED AND TO BE SIGNED ON OTHER SIDE)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be held May 9, 2012. The Proxy Statement, 2011
Summary Annual Report and our 2011 Annual Report on Form10K Report are
available at: www.proxyease.com/optimerpharma/2012

The Board of Directors recommends a vote FOR each of the listed nominees in proposal 1, and FOR proposals 2, 3, 4 and 5.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 1: To elect three directors, Pedro Lichtinger, Henry A. McKinnell and Peter E. Grebow, to hold office until the 2015 Annual Meeting.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

Proposal 2: To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

	☐	☐	☐

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.	☐	☐	☐

Proposal 4: To approve and adopt our 2012 Equity Incentive Plan.	☐	☐	☐

Proposal 5: To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock to 150,000,000 shares from 75,000,000 shares.	☐	☐	☐

*To withhold authority to vote for any individual nominee, mark “For All Except” and write such nominee’s name below:

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

	Date:	, 2012

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE ABOVE	Signature

I (WE) WILL ☐ WILL NOT ☐ ATTEND THE MEETING IN PERSON.	Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.